UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-09235
                                                    ----------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              W.Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: (630) 241-4141
                                                          ---------------

                      Date of fiscal year end: DECEMBER 31
                                              ------------

                   Date of reporting period: DECEMBER 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2005

Shareholder Letter .......................................................    1
Market Overview ..........................................................    2
Performance Summaries ....................................................    3
Understanding Your Fund Expenses .........................................   27
Portfolio of Investments .................................................   28
Statements of Assets and Liabilities .....................................   48
Statements of Operations .................................................   50
Statements of Changes in Net Assets ......................................   52
Statements of Changes in Net Assets - Capital Stock Activity .............   54
Financial Highlights .....................................................   56
Notes to Financial Statements ............................................   68
Report of Independent Registered Public Accounting Firm ..................   72
Additional Information ...................................................   73
   Proxy Voting Policies and Procedures
   Portfolio Holdings
   Advisory Agreement
Trustees and Officers ....................................................   75

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about each portfolio and presents data and analysis that provide insight into each portfolio's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the market overview and discussion of each portfolio's performance you will obtain an understanding of how the market environment affected its performance. The statistical information that follows can help you understand a portfolio's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen and personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the portfolios are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                                DECEMBER 31, 2005

Dear Shareholders:

This was a year marked by significant events. The markets were confronted with many obstacles including rising oil prices, several short-term rate increases and natural disasters. Even so, eleven out of the twelve portfolios in the First Defined Portfolio Fund, LLC (the "Fund") generated positive total returns in 2005. We are particularly pleased that seven out of twelve posted returns that outpaced the S&P 500 Index.

There were two changes to the Fund during this fiscal year. On May 2, 2005, both the Dow Target Dividend Portfolio commenced operations and the Global Target 15 Portfolio changed its name to Global Dividend Target 15 Portfolio.

In spite of some of the difficulties of this past year, the American economy continues to grow, posting an overall growth rate of 3.5% for 2005, although this is down from 4.2% for 2004. According to U.S. News & World Report, since April 2003 the economy has created a net 5.1 million new jobs and unemployment, which was 4.9% in December 2005, is lower than the average for the 1970s, 1980s and 1990s. For calendar year 2005, core inflation was only 2.2% and oil prices have come down from their post-hurricane peaks.

It is difficult to predict what events will take place in the future or how the markets and economy will respond. One of the most valuable lessons we can take from the past is that returns will fluctuate over time and the stock market is consistently cyclical. We believe the key to long-term success relies on a disciplined investment approach such as that employed by the Fund. I encourage you to read the commentary from Bob Carey, First Trust Advisors' Chief Investment Officer, found on the following pages. It includes a review of the performance of the portfolios within the Fund and Bob's insight on the markets.

We thank you for your continued confidence in First Trust Advisors L.P. and will work diligently to keep earning it.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of the First Defined Portfolio Fund, LLC
February 10, 2006

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

MARKET OVERVIEW

In 2005, the U.S. equity markets posted modest positive returns on the whole with mid-cap stocks leading the way. The S&P 500 Index, S&P 400 (mid-cap) Index and S&P 600 (small-cap) Index returned 4.8%, 12.5% and 7.7%, respectively, for the year ended December 31, 2005. Although returns were not quite as exciting as those achieved in the previous two years, the markets performed rather well. Throughout the year, the markets were challenged by record oil and natural gas prices and inflationary pressures. Another negative was steady increases in short-term interest rates, which paved the way for an inverted yield curve late in the year. This rare occurrence is considered to be a predictor of economic recession although at this point, we do not anticipate such an economic reversal in 2006.

In spite of significantly higher energy prices and interest rates that are sharply higher than one year ago, the economy continues to grow, turning in a strong performance in the summer (July - September) with the fastest growth pace in 1 1/2 years, according to the Commerce Department. Real Gross Domestic Product, the output of goods and services produced by labor and property located in the United States, increased at an annual rate of 4.1% in the third quarter of 2005, according to final estimates released by the Bureau of Economic Analysis.

Strong productivity gains have helped curb inflation. Despite the sharp rise in commodity prices in 2005, the core CPI rate, as of December 2005, was just 2.2%. Higher production costs have been offset to a large degree by productivity gains. Since the last recession ended in the fourth quarter of 2001, productivity gains have averaged 3.4% annually, far exceeding any similar period since the 1960s.

Strong corporate earnings were another factor that positively influenced the stock markets. According to Standard & Poor's, fourth quarter 2005 earnings on the S&P 500 Index of $20.62, or $186 billion in aggregate, will represent a 14.9% gain over the $17.95 reported for the fourth quarter of 2004 - marking the 15th consecutive quarter of double-digit earnings gains for the S&P 500.

Another positive for the markets was an increase in corporate mergers and acquisitions (M&A). M&A activity surpassed $1 trillion for 2005, according to Thomson Financial. In 2005, companies announced 8,489 M&A deals valued at roughly $1.1 trillion, a level not seen since 2000.

The oil and energy sectors significantly outperformed other sectors of the market, in large part due to high energy prices. The auto and consumer discretionary sectors, which are most affected by high prices of oil and gasoline, underperformed for the year.

As we look out to a new year, we are encouraged that core inflation remains stable despite significantly higher oil prices, and the economy continues to grow. The S&P 500 Index set records in 2005 including both earnings per share and dividend payouts. It will be interesting to monitor the progress and see whether this positive momentum will continue into 2006.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

TARGET MANAGED VIP PORTFOLIO

The Target Managed VIP Portfolio posted a total return of +7.2% in 2005, which slightly outperformed the Russell 3000 Index's total return of +6.2%. The net asset value (NAV) increased from $9.80 to $10.51 during the calendar year. Seventy-five stocks advanced and forty-one declined. The top performing stocks, by percentage gain, were the following: Southwestern Energy Company (+183.6%), Hologic, Inc. (+176.1%) and LCA-Vision, Inc. (+104.6%). The worst performing stocks, by percentage loss, were the following: Wheeling-Pittsburg Corp. (-76.6%), Infocrossing Inc. (-49.1%) and Park-Ohio Holdings Corp. (-45.4%). The top performing stocks (in terms of weighted performance) were the following: TXU Corp., Exxon Mobil Corp.and Adobe Systems, Inc. The worst performing stocks, in terms of weighted performance, were the following: International Business Machines Corp., Oracle Corp. and Pfizer, Inc.

The biggest contributor to portfolio performance, relative to the benchmark, was the consumer discretionary sector. As a group, the sector was overweighted and outperformed its peers in the index. Utilities were also strong holdings for the portfolio. Performance benefited from both an overweight position and outperformance relative to the benchmark. Utilities were led by the outstanding performance of TXU Corp., one of the portfolio's top ten holdings. The biggest drag on performance, relative to the benchmark, came from the portfolio's financial holdings. While the financial stocks in the portfolio performed well relative to the benchmark financial stocks, the portfolio's underweight position more than offset this performance and caused the financial holdings contribution to the overall portfolio return to trail the benchmark financials sector contribution.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               1999*   2000    2001    2002   2003   2004   2005

Target Managed VIP Portfolio   -19.6%   7.2%   -5.0%  -21.0%  34.9%  12.3%  7.2%
Dow Jones Industrial Avg.**      9.0%  -4.7%   -5.5%  -15.0%  28.3%   5.3%  1.7%
Russell 3000 Index***           12.6%  -7.5%  -11.4%  -21.5%  31.1%  12.0%  6.2%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                -------   --------   --------   --------   --------   --------   --------   --------
Target Managed VIP Portfolio    $10,000   $ 8,040    $ 8,620    $ 8,190    $ 6,470    $ 8,730    $ 9,800    $10,510
Dow Jones Industrial Avg.**      10,000    10,896     10,382      9,816      8,343     10,700     11,271     11,465
Russell 3000 Index***            10,000    11,262     10,420      9,229      7,241      9,500     10,631     11,285

                          See Notes on Following Page.                    Page 3

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

----------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                            PERIODS ENDED DEC. 31, 2005

                                            CUMULATIVE    AVERAGE ANNUAL         5 YEAR         1 YEAR
                                INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL     ANNUAL
                                   DATE       RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
----------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio    10/6/99        5.1%            0.8%                4.0%           7.2%
Dow Jones Industrial Avg.**                   14.6             2.2                 2.0            1.7
Russell 3000 Index***                         12.8             1.9                 1.6            6.2
----------------------------------------------------------------------------------------------------------

  *   The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

 ** The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

*** The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the Dow(SM) Target 5 Portfolio to the Target Managed VIP Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Software                                                                   11.3%
Oil, Gas & Consumable Fuels                                                 8.8%
Communications Equipment                                                    8.3%
Specialty Retail                                                            6.1%
Pharmaceuticals                                                             5.6%
Independent Power Producers & Energy Traders                                4.6%
Commercial Banks                                                            4.3%
Semiconductors & Semiconductor Equipment                                    3.7%
Diversified Financial Services                                              3.5%
Insurance                                                                   3.4%
Metals & Mining                                                             3.3%
Health Care Equipment & Supplies                                            3.0%
Computers & Peripherals                                                     2.6%
Consumer Finance                                                            2.2%
Household Durables                                                          2.2%
Energy Equipment & Services                                                 2.0%
Electric Utilities                                                          1.8%
IT Services                                                                 1.7%
Beverages                                                                   1.7%
Machinery                                                                   1.6%
Health Care Providers & Services                                            1.5%
Diversified Telecommunication Services                                      1.3%
Tobacco                                                                     1.3%
Automobiles                                                                 1.2%
Hotels, Restaurants & Leisure                                               1.2%
Food Products                                                               1.2%
Biotechnology                                                               1.1%
Household Products                                                          1.1%
Multi-Utilities                                                             0.9%
Commercial Services & Supplies                                              0.8%
Chemicals                                                                   0.7%
Thrifts & Mortgage Finance                                                  0.6%
Leisure Equipment & Products                                                0.6%
Diversified Consumer Services                                               0.6%
Air Freight & Logistics                                                     0.5%
Trading Companies & Distributors                                            0.5%
Multiline Retail                                                            0.5%
Building Products                                                           0.5%
Electronic Equipment & Instruments                                          0.4%
Electrical Equipment                                                        0.4%
Media                                                                       0.3%
Distributors                                                                0.3%
Personal Products                                                           0.2%
Road & Rail                                                                 0.2%
Aerospace & Defense                                                         0.2%
Wireless Telecommunication Services                                         0.1%
Food & Staples Retailing                                                    0.1%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

THE DOW(SM) DART 10 PORTFOLIO

The Dow(SM) DART 10 Portfolio posted a total return of -3.2% in 2005, which lagged the Dow Jones Industrial Average's total return of +1.7%. The net asset value (NAV) decreased from $8.69 to $8.41 during the calendar year. Six stocks advanced and four declined. The top performing stocks were the following: Altria Group, Inc. (+27.3%) and Exxon Mobil Corp. (+11.8%). The worst performing stocks were the following: General Motors Corp. (-46.5%) and International Business Machines Corp. (-15.8%).

Portfolio performance was boosted by Altria Group, Inc., which benefited from favorable litigation outcomes and solid earnings growth. General Motors Corp. was the biggest drag on performance as the stock came under pressure and doubts arose about its long-term financial health.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               1999*   2000   2001    2002   2003   2004   2005

The Dow(SM) DART 10 Portfolio  -7.8%   8.7%  -14.8%  -18.3%  19.9%   3.8%  -3.2%
Dow Jones Industrial Avg.**     9.0%  -4.7%   -5.5%  -15.0%  28.3%   5.3%   1.7%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                -------   --------   --------   --------   --------   --------   --------   --------
The Dow(SM) DART 10 Portfolio   $10,000   $ 9,220     $10,020    $8,540     $6,980    $ 8,370    $ 8,690    $ 8,410
Dow Jones Industrial Avg.**      10,000    10,896      10,382     9,816      8,343     10,700     11,271     11,465

                          See Notes on Following Page.                    Page 5

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

THE DOW(SM) DART 10 PORTFOLIO (CONTINUED)

----------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                              PERIODS ENDED DEC. 31, 2005

                                            CUMULATIVE     AVERAGE ANNUAL        5 YEAR          1 YEAR
                                INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                  DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
----------------------------------------------------------------------------------------------------------
The Dow(SM) DART 10 Portfolio    10/6/99      -15.9%           -2.7%              -3.4%           -3.2%
Dow Jones Industrial Avg.**                    14.6             2.2                2.0             1.7
----------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

      Automobiles                                               5.1%
      Computers & Peripherals                                   8.8%
      Pharmaceuticals                                          19.4%
      Specialty Retail                                         10.0%
      Tobacco                                                  12.8%
      Diversified Telecommunication Services                   10.0%
      Oil, Gas & Consumable Fuels                              11.6%
      Household Products                                       11.0%
      Semiconductors & Semiconductor Equipment                 11.3%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

THE DOW(SM) TARGET DIVIDEND PORTFOLIO

The Dow(SM) Target Dividend Portfolio returned -1.3% from it inception on May 2, 2005 through December 31, 2005. This performance trailed the +5.3% return of the Dow Jones Select Dividend Index(SM) for the same period. The net asset value
(NAV) decreased from $10.00 to $9.87 during the period. Thirteen stocks advanced for the period May 2, 2005 through December 31, 2005, while seven stocks declined.

The top performing stocks were the following: FirstEnergy Corp. (+16.1%), Jefferson-Pilot Corp. (+16.0%) and Cincinnati Financial Corp. (+14.2%). The worst performing stocks were the following: General Motors Corp.(-23.0%), PNM Resources Inc. (-11.7%) and Energy East Corp. (-10.6%).

The portfolio performance was hindered by the performance of General Motors Corp. and, on a broader basis, by the underperformance of the portfolios utility names which were overweighted relative to the benchmark. Performance was helped by the portfolio's six financial holdings, all of which posted positive returns for the period.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                               INVESTMENT RETURNS
                            May 2, 2005-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                     2005*

          The Dow(SM) Target Dividend Portfolio      -1.3%
          Dow Jones Select Dividend Index(SM)**       5.3%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                            May 2, 2005-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                          5/2/05   12/31/05
                                         -------   --------
The Dow(SM) Target Dividend Portfolio    $10,000    $9,870
Dow Jones Select Dividend Index(SM)**     10,000    10,529

                          See Notes on Following Page.                    Page 7

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

THE Dow(SM) TARGET DIVIDEND PORTFOLIO (CONTINUED)


--------------------------------------------------------------------------------
RETURN COMPARISON                                     PERIOD ENDED DEC. 31, 2005

                                        INCEPTION     TOTAL RETURN
                                          DATE      (SINCE INCEPTION)
--------------------------------------------------------------------------------
The Dow(SM) Target Dividend Portfolio    5/2/05          -1.3%
Dow Jones Select Dividend Index(SM)**                     5.3
--------------------------------------------------------------------------------

 *    The 2005 return applies to the time period from 5/2/2005 to 12/31/2005.

** The Dow Jones Select Dividend Index(SM) is comprised of 100 of the highest dividend yielding securities.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

Electric Utilities                                          20.4%
Commercial Banks                                            16.5%
Insurance                                                   15.4%
Gas Utilities                                               13.3%
Chemicals                                                   10.0%
Automobiles                                                  5.6%
Multi-Utilities                                              5.5%
Oil, Gas & Consumable Fuels                                  5.0%
Independent Power Producers & Energy Traders                 4.7%
Containers & Packaging                                       3.6%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

GLOBAL DIVIDEND TARGET 15 PORTFOLIO

The Global Dividend Target 15 Portfolio posted a total return of +10.2% in 2005, which outperformed the Morgan Stanley Capital International Developed Markets World Index's total return of +9.5%. The net asset value (NAV) increased from $13.86 to $15.27 during the calendar year.

Performance in 2005, much like 2004, was driven by the portfolio's five holdings selected from the Financial Times Industrial Ordinary Share Index ("FT Index"). Despite a stronger U.S. dollar, which hurt returns when converted to U.S. dollars, the portfolio's five FT Index holdings averaged a +34.2% return for the year. In contrast, the FT Index posted a gain of +12.1% for the year. Portfolio performance was hurt by the portfolio's Dow Jones Industrial Average holdings, which as a group underperformed the Dow Jones Industrial Average's total return of +1.7% for 2005. Pfizer, Inc. was the portfolio's worst performer, hurt by concerns in the second half of the year about the safety of Celebrex and growth concerns due to looming patent expirations.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends. All returns are in U.S dollars.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                           1999*    2000     2001    2002      2003    2004    2005
Global Dividend  Target 15 Portfolio       -2.9%    -2.0%    -2.4%   -14.7%    34.1%   25.4%   10.2%
MSCI Developed Markets World Index**       14.1%   -13.2%   -16.8%   -19.9%    33.1%   14.7%    9.5%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                         10/6/99    12/31/99   12/31/00   12/31/01  12/31/02   12/31/03   12/31/04   12/31/05
                                         -------    --------   --------   --------  --------   --------   --------   --------
Global Dividend Target 15 Portfolio      $10,000     $9,710     $9,900     $9,660    $8,240     $11,050    $13,860    $15,270
MSCI Developed Markets World Index**      10,000     11,411      9,908      8,241     6,602       8,788     10,081     11,038

                       See Notes on Following Page.                       Page 9

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

GLOBAL DIVIDEND TARGET 15 PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                        PERIODS ENDED DEC. 31, 2005

                                                     CUMULATIVE    AVERAGE ANNUAL         5 YEAR          1 YEAR
                                         INCEPTION      TOTAL       TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                           DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------
Global Dividend Target 15 Portfolio       10/6/99       52.7%           7.0%               9.0%            10.2%
MSCI Developed Markets World Index**                    10.4            1.6                2.2              9.5
--------------------------------------------------------------------------------------------------------------------

*     The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Morgan Stanley Capital International Developed Markets World Index ("MSCI Developed Markets World Index") is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg)

Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Diversified Telecommunication Services                                    11.8%
Industrial Conglomerates                                                  11.7%
Pharmaceuticals                                                           11.2%
Aerospace & Defense                                                        9.0%
Insurance                                                                  8.9%
Transportation Infrastructure                                              8.5%
Road & Rail                                                                7.5%
Auto Components                                                            6.7%
Real Estate                                                                6.2%
Textiles, Apparel & Luxury Goods                                           6.2%
Diversified Financial Services                                             6.2%
Commercial Banks                                                           6.1%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

S&P TARGET 24 PORTFOLIO

The S&P Target 24 Portfolio posted a total return of +4.2% in 2005, which slightly underperformed the S&P 500 Index's total return of +4.9%. The net asset value (NAV) increased from $8.66 to $9.02 during the calendar year.

Seventeen stocks advanced and seven declined. The top performing stocks were the following: Moody's Corp. (+41.9%), Occidental Petroleum Corp. (+39.1%) and ConocoPhillips (+36.7%). The worst performing stocks were the following:
Harley-Davidson, Inc. (-14.2%), UST, Inc. (-10.6%) and PACCAR, Inc. (-10.4%).

Financial stocks benefited portfolio performance, led by the portfolio's best performing stock - Moody's Corp. Portfolio performance was hindered by the overall performance of the portfolio's health care and energy holdings. While two of the top three performers in the portfolio were energy stocks, as a whole the energy selections underperformed the energy sector of the index.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               1999*      2000      2001      2002     2003     2004    2005
S&P Target 24 Portfolio        18.3%     -19.4%    -24.6%    -14.6%    24.1%   13.7%    4.2%
S&P 500 Index**                11.2%      -9.1%    -11.9%    -22.1%    28.7%   10.9%    4.9%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                              10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                              -------   --------   --------   --------   --------   --------   --------   --------
S&P Target 24 Portfolio       $10,000   $ 11,830    $ 9,540   $  7,190    $ 6,140   $  7,620    $ 8,660    $ 9,020
S&P 500 Index**                10,000     11,115     10,104      8,903      6,935      8,920      9,895     10,381

                      See Notes on Following Page.                       Page 11

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

S&P TARGET 24 PORTFOLIO  (CONTINUED)

----------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                        PERIODS ENDED DEC. 31, 2005

                                      CUMULATIVE     AVERAGE ANNUAL        5 YEAR          1 YEAR
                          INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                            DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
----------------------------------------------------------------------------------------------------
S&P Target 24 Portfolio    10/6/99      -9.8%            -1.6%             -1.1%            4.2%
S&P 500 Index**                          3.8              0.6               0.5             4.9
----------------------------------------------------------------------------------------------------

*     The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the S&P Target 10 Portfolio to the S&P Target 24 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Health Care Providers & Services           0.5%
Health Care Equipment & Supplies           0.4%
Tobacco                                    0.3%
Communications Equipment                  12.5%
Consumer Finance                          12.0%
Pharmaceuticals                           11.6%
Diversified Financial Services             9.1%
Specialty Retail                           9.0%
Computers & Peripherals                    0.0%++
Oil, Gas & Consumable Fuels                8.4%
Household Products                         6.7%
Machinery                                  6.0%
Software                                   4.8%
Beverages                                  4.6%
Insurance                                  3.6%
Trading Companies & Distributors           3.2%
Commercial Services & Supplies             2.6%
Diversified Telecommunication Services     2.5%
Automobiles                                1.3%
Wireless Telecommunication Services        0.9%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

++    Amount represents less than 0.1% of total investments.

--------------------------------------------------------------------------------
 PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

NASDAQ(R) TARGET 15 PORTFOLIO

The NASDAQ(R) Target 15 Portfolio posted a total return of +3.3% in 2005, which outperformed the NASDAQ 100 Index's total return of +1.9%. The net asset value
(NAV) increased from $9.04 to $9.34 during the calendar year. Ten stocks advanced and five declined. The top performing stocks were Gilead Sciences (+50.2%), C.H. Robinson Worldwide, Inc. (+34.7%) and Pixar (+23.2%). The worst performing stocks were the following: PETsMART, Inc. (-27.4%), Oracle Corp. (-11.0%) and PACCAR, Inc. (-10.4%).

The healthcare sector was the biggest contributor to the portfolio's return, led by Gilead Sciences, Inc., the portfolio's best performing stock. Strong performance from the portfolio's consumer discretionary holdings also benefited overall performance. The biggest drag on performance came from the technology sector as Oracle Corp., one of the portfolios biggest weightings, was also one of the worst performers.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                           ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 1999*     2000      2001     2002     2003    2004    2005
NASDAQ(R) Target 15 Portfolio    46.0%    -11.8%    -28.2%   -26.2%    36.0%   -2.7%   3.3%
NASDAQ 100 Index**               46.4%    -36.8%    -32.6%   -37.5%    49.5%   10.7%   1.9%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                 -------   --------   --------   --------   --------   --------   --------   --------
NASDAQ(R) Target 15 Portfolio    $10,000   $ 14,600   $ 12,880   $  9,250   $  6,830   $  9,290   $  9,040   $  9,340
NASDAQ 100 Index**                10,000     14,644      9,251      6,234      3,894      5,820      6,447      6,570

                      See Notes on Following Page.                       Page 13

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

NASDAQ(R) TARGET 15 PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                        PERIODS ENDED DEC. 31, 2005

                                                      CUMULATIVE     AVERAGE ANNUAL        5 YEAR          1 YEAR
                                          INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                            DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------
NASDAQ(R) Target 15 Portfolio              10/6/99       -6.6          -1.1%                -6.2%           3.3%
NASDAQ 100 Index***                                     -34.3          -6.5                 -6.6            1.9
--------------------------------------------------------------------------------------------------------------------

*     The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The NASDAQ 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Specialty Retail                    3.6%
Software                           22.0%
Communications Equipment           14.4%
Biotechnology                      10.3%
Multiline Retail                    8.0%
Household Durables                  6.9%
Hotels, Restaurants & Leisure       6.5%
IT Services                         6.5%
Air Freight & Logistics             6.0%
Machinery                           6.0%
Media                               5.8%
Health Care Providers & Services    4.0%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO

The First Trust 10 Uncommon Values Portfolio posted a total return of +0.6% in 2005, which underperformed the S&P 500 Index's total return of +4.9%. The net asset value (NAV) increased from $5.20 to $5.23 during the calendar year.

In the first half of 2005, performance was helped by CVS Corp. and UnitedHealth Group. Performance was hurt by MBNA Corp. and Tyco International. Following the mid-year portfolio update and rebalance, Phelps Dodge Corp. boosted portfolio performance as the company benefited from the worldwide economic expansion and the resulting surge in copper prices. Performance was held back by Dell Inc. and Pfizer, Inc. Dell Inc. was hurt by slowing PC growth, while Pfizer, Inc. fell on concerns about the safety of Celebrex and its future growth opportunities due to upcoming patent expirations on several key drugs.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                              1999*    2000    2001      2002    2003    2004   2005
First Trust 10 Uncommon Values Portfolio      14.0%   -26.4%   -35.6%   -36.9%   37.0%   11.4%   0.6%
S&P 500 Index**                               11.2%    -9.1%   -11.9%   -22.1%   28.7%   10.9%   4.9%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                 -------   --------   --------   --------   --------   --------   --------   --------
First Trust 10 Uncommon Values
   Portfolio                     $10,000   $11,400    $ 8,390     $5,400     $3,410     $4,670     $5,200     $5,230
S&P 500 Index**                   10,000    11,115     10,104      8,903      6,935      8,920      9,895     10,381

                          See Notes on Following Page.                   Page 15

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO (CONTINUED)

---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                         PERIODS ENDED DEC. 31, 2005

                                                       CUMULATIVE     AVERAGE ANNUAL        5 YEAR          1 YEAR
                                           INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                             DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------
First Trust 10 Uncommon Values Portfolio   10/6/99      -47.7%            -9.9%             -9.0%            0.6%
S&P 500 Index**                                           3.8              0.6               0.5             4.9
---------------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Metals & Mining                                            15.3%
Semiconductors & Semiconductor Equipment                   11.0%
Software                                                   10.4%
Media                                                      10.2%
Thrifts & Mortgage Finance                                 10.0%
Food & Staples Retailing                                    9.7%
Insurance                                                   9.0%
Specialty Retail                                            8.5%
Pharmaceuticals                                             8.3%
Computers & Peripherals                                     7.6%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

VALUE LINE(R) TARGET 25 PORTFOLIO

The Value Line(R) Target 25 Portfolio posted a total return of +19.7% in 2005, which significantly outperformed the Russell 3000 Index's total return of +6.2%. The net asset value (NAV) increased from $4.06 to $4.86 during the calendar year. Eighteen stocks advanced and seven declined. The top performing stocks were Southwestern Energy Company (+183.6%), Building Materials Holding Corp. (+79.4%) and Cal Dive International, Inc. (+76.2%). The worst performing stocks were Park-Ohio Holdings Corp. (-45.4%), AK Steel Holding Corp. (-45.1%) and Georgia Gulf Corp. (-38.3%).

Four sectors provided the bulk of the portfolio's performance: energy, information technology, materials and utilities. The portfolio's energy holdings, while approximately equal weight with the benchmark, greatly outperformed the benchmark's energy holdings. Overweight positions in the other three sectors (information technology, materials and utilities) relative to the benchmark boosted performance as all three outperformed their benchmark sector return. Portfolio performance was hurt by an overweight position in the consumer discretionary sector, which underperformed the benchmark.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       1999*    2000    2001      2002    2003    2004   2005
Value Line(R) Target 25 Portfolio      63.3%   -42.9%   -55.5%   -42.9%   40.9%   21.6%  19.7%
Russell 3000 Index**                   12.6%    -7.5%   -11.4%   -21.5%   31.1%   12.0%   6.2%

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   10/6/ 99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                   --------   --------   --------   --------   --------   --------   --------   --------
Value Line(R) Target 25 Portfolio  $10,000    $16,330     $9,320     $4,150     $2,370     $3,340     $4,060     $4,860
Russell 3000 Index**                10,000     11,262     10,420      9,229      7,241      9,500     10,631     11,285

                          See Notes on Following Page.                   Page 17

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

VALUE LINE(R) TARGET 25 PORTFOLIO (CONTINUED)

-------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                 PERIODS ENDED DEC. 31, 2005

                                               CUMULATIVE     AVERAGE ANNUAL        5 YEAR          1 YEAR
                                   INCEPTION     TOTAL        TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                     DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
Value Line(R) Target 25 Portfolio   10/6/99      -51.4%          -10.9%             -12.2%           19.7%
Russell 3000 Index**                              12.8             1.9                1.6             6.2
-------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Electrical Equipment                            0.8%
Food & Staples Retailing                        0.6%
Air Freight & Logistics                         0.5%
Metals & Mining                                15.2%
Software                                       15.0%
Household Durables                             12.5%
Oil, Gas & Consumable Fuels                    12.1%
Specialty Retail                               11.4%
Independent Power Producers & Energy Traders   10.2%
IT Services                                     7.8%
Energy Equipment & Services                     4.1%
Semiconductors & Semiconductor Equipment        2.8%
Road & Rail                                     1.7%
Chemicals                                       1.5%
Distributors                                    1.5%
Health Care Equipment & Supplies                1.4%
Aerospace & Defense                             0.9%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST ENERGY PORTFOLIO

The First Trust Energy Portfolio posted a total return of +49.1% in 2005, which outperformed the Russell 1000 Integrated Oil Index's total return of +18.2%, but lagged the Russell 1000 Other Energy Index's total return of +61.0%. The net asset value (NAV) increased from $18.75 to $27.96 during the calendar year.

The following S&P group returns reflect how energy stocks fared in 2005: Oil & Gas Drilling (+53.36%), Oil-Exploration & Production (+66.2%), Oil & Gas Equipment & Services (+48.4%) and Integrated Oil & Gas (+17.6%). The year-over-year estimated earnings growth rate for the companies in the S&P Energy Index rose by +43% in 2005, according to Baseline First Call. Actual earnings growth rates were +52% and +62% for 2004 and 2003, respectively.

The top performing stocks were the following: Canadian Natural Resources Ltd., National-Oilwell Varco Inc. and Patterson-UTI Energy Inc. The lowest performing stocks were the following: The Houston Exploration Company and Royal Dutch Shell PLC. Crude oil futures in New York closed 2005 at $61.04 per barrel, up significantly from $43.45 at the end of 2004, according to Bloomberg. During the year the price was as high as $69.81 (08/30) and as low as $42.12 (01/03). The average for 2005 was $56.70. Natural gas futures in New York closed 2005 at $11.23 per mmBtu (10,000 million British thermal units), up from $6.15 at the end of 2004. During the year the price was as high as $15.38 (12/13) and as low as $5.79 (01/03). The average for 2005 was $9.02.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     1999*  2000    2001    2002   2003   2004   2005
First Trust Energy Portfolio         12.3%  41.3%  -28.9%   -4.5%  31.7%  32.0%  49.1%
Russell 1000 Integrated Oil Index+    3.1%  12.6%  -10.6%  -12.7%  26.9%  28.8%  18.2%
Russell 1000 Other Energy Index++     6.2%  69.1%  -43.3%  -20.6%  26.1%  39.7%  61.0%

                           See Notes on Following Page.                  Page 19

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST ENERGY PORTFOLIO (CONTINUED)

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                               -------   --------   --------   --------   --------   --------   --------   --------
First Trust Energy Portfolio   $10,000   $ 11,230   $ 15,870   $ 11,290   $ 10,780   $ 14,200   $ 18,750   $ 27,960
Russell 1000 Integrated Oil
   Index+                       10,000     10,307     11,601     10,377      9,061     11,500     14,812     17,506
Russell 1000 Other Energy
   Index++                      10,000     10,617     17,953     10,174      8,082     10,190     14,238     22,920


--------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                 PERIODS ENDED DEC. 31, 2005

                                                 CUMULATIVE     AVERAGE ANNUAL       5 YEAR          1 YEAR
                                     INCEPTION      TOTAL        TOTAL RETURN    AVERAGE ANNUAL      ANNUAL
                                       DATE        RETURN     (SINCE INCEPTION)   TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
First Trust Energy Portfolio           10/6/99      179.6%          17.9%              12.0%           49.1%
Russell 1000 Integrated Oil Index+                   75.1            9.4                8.5            18.2
Russell 1000 Other Energy Index++                   129.2           14.2                5.0            61.0
--------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

 + The Russell 1000 Integrated Oil Index is a capitalization-weighted index of companies involved in all parts of the exploration, production, and refining process. (Bloomberg)

++ The Russell 1000 Other Energy Index is a capitalization-weighted index of companies in the energy-related businesses other than integrated oils. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Oil, Gas & Consumable Fuels        64.9%
Energy Equipment & Services        35.1%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST FINANCIAL SERVICES PORTFOLIO

The First Trust Financial Services Portfolio posted a total return of +8.1% in 2005, which outperformed the Russell 1000 Financial Services Index's total return of +6.8%. The net asset value (NAV) increased from $15.36 to $16.60 during the calendar year.

The following S&P group returns reflect how financial stocks fared in 2005:
Banks (-1.5%), Property & Casualty (+10.3%), Diversified Financials (+9.6%) and Insurance Brokers (+15.1%). The year-over-year earnings growth rate for the companies in the S&P Financial Index was 4% in 2005, according to Baseline First Call estimates. Actual earnings growth rates were +14% and +21% for 2004 and 2003, respectively.

The top performing stocks were the following: E*TRADE Financial Corp., Lehman Brothers Holdings, Inc. and Prudential Financial, Inc. The lowest performing stocks were: American International Group, Ambac Financial Group, Inc. and TCF Financial Corp.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                       1999*  2000    2001    2002   2003   2004   2005
First Trust Financial Servies Portfolio                 4.9%  24.8%  -10.8%  -14.4%  33.0%  15.5%   8.1%
Russell 1000 Financial Servies Index**                  3.9%  26.2%  -14.1%  -15.3%  30.5%  13.2%   6.8%

                           See Notes on Following Page.                  Page 21

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST FINANCIAL SERVICES PORTFOLIO (CONTINUED)

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           10/6/99   12/31/99   12/31/00  12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                           -------   --------   --------  --------   --------   --------   --------   --------
First Trust Financial Services Portfolio   $10,000   $ 10,490   $ 13,090  $ 11,680   $ 10,000   $ 13,300   $ 15,350   $ 16,600
Russell 1000 Financial Services Index**     10,000     10,389     13,115    11,268      9,544     12,454     14,098     15,052

---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                         PERIODS ENDED DEC. 31, 2005

                                                       CUMULATIVE   AVERAGE ANNUAL        5 YEAR           1 YEAR
                                           INCEPTION      TOTAL       TOTAL RETURN      AVERAGE ANNUAL     ANNUAL
                                             DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------
First Trust Financial Services Portfolio    10/6/99       66.0%            8.5%               4.9%             8.1%
Russell 1000 Financial Services Index**                   50.7             6.8                2.8              6.8
---------------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Russell 1000 Financial Services Index is a capitalization-weighted index of companies that provide financial services. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Insurance                          26.4%
Commercial Banks                   25.9%
Capital Markets                    24.0%
Diversified Financial Services     10.7%
Consumer Finance                    6.7%
Thrifts & Mortgage Finance          6.3%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

FIRST TRUST PHARMACEUTICAL PORTFOLIO

The First Trust Pharmaceutical Portfolio posted a total return of +11.3% in 2005, which outperformed the Russell 1000 Healthcare Index's total return of +8.3%. The net asset value (NAV) increased from $10.28 to $11.44 during the calendar year.

The following S&P group returns reflect how health care stocks fared in 2005:
Biotechnology (+18.3%) and Pharmaceuticals (-3.3%). The year-over-year earnings growth rate for the companies in the S&P Health Care Index was 7% in 2005, according to Baseline First Call estimates. Actual earnings growth rates were +11% and +10% for 2004 and 2003, respectively. The top performing stocks were the following: Alcon, Inc., Endo Pharmaceuticals Holdings, Inc. and Teva Pharmaceuticals Industries Ltd. The worst performing stocks were the following:
Biogen Idec, Inc., Abbott Laboratories and Pfizer, Inc.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                               1999*  2000    2001    2002   2003   2004   2005
First Trust  Pharmaceutical Portfolio           3.7%  30.6%  -10.9%  -28.3%  19.7%  -0.7%  11.3%
Russell 1000 Healthcare Index**                -2.2%  34.2%  -12.1%  -20.4%  17.6%   2.4%   8.3%

                           See Notes on Following Page.                  Page 23

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST PHARMACEUTICAL PORTFOLIO (CONTINUED)

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                       -------   --------   --------   --------   --------   --------   --------   --------
First Trust Pharmaceutical Portfolio   $10,000   $10,370    $ 13,540   $ 12,060   $  8,650   $ 10,350   $ 10,280    $11,440
Russell 1000 Healthcare Index**         10,000     9,776      13,121     11,535      9,178     10,794     11,056     11,978

-----------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                    PERIODS ENDED DEC. 31, 2005

                                                   CUMULATIVE    AVERAGE ANNUAL         5 YEAR          1 YEAR
                                       INCEPTION      TOTAL       TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                          DATE       RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------
First Trust Pharmaceutical Portfolio   10/6/99       14.4%            2.2%               -3.3%            11.3%
Russell 1000 Healthcare Index**                      19.8             2.9                -1.8              8.3
-----------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Russell 1000 Healthcare Index is a capitalization-weighted index of companies involved in medical services or healthcare. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Pharmaceuticals                       79.9%
Biotechnology                         15.3%
Health Care Equipment & Supplies       4.8%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST TECHNOLOGY PORTFOLIO

The First Trust Technology Portfolio posted a total return of +5.2% in 2005, which outperformed the Russell 1000 Technology Index's total return of +2.7%. The net asset value (NAV) increased from $5.03 to $5.29 during the calendar year.

The following S&P group returns reflect how technology stocks fared in 2005:
Computers & Peripherals (-3.4%), Software & Services (-1.4%) and Communications-Equipment (+2.1%). The year-over-year earnings growth rate for the companies in the S&P Information Technology Index rose an estimated +13% in 2005, according to Baseline First Call estimates. Actual earnings growth rates were +43 and +48% for 2004 and 2003, respectively.

The top performing stocks were the following: Google, Inc., SanDisk Corp. and Marvell Technology Group Ltd. The worst performing stocks were the following:
Lexmark International, Inc., Symantec Corp. and Dell Inc.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                            ANNUAL INVESTMENT RETURNS
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                1999*  2000    2001    2002   2003   2004   2005
First Trust Technology Portfolio                34.1%  -23.6%  -43.5%  -41.5% 46.6%  1.2%   5.2%
Russell 1000 Technology Index**                 32.2%  -34.0%  -29.9%  -38.7% 49.0%  1.9%   2.7%

                            See Notes on Following Page                  Page 25

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                               2005 ANNUAL REPORT

FIRST TRUST TECHNOLOGY PORTFOLIO (CONTINUED)

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                   -------   --------   --------   --------   --------   --------   --------   --------
First Trust Technology Portfolio   $10,000   $ 13,410   $ 10,250   $  5,790   $  3,390   $  4,970   $  5,030   $  5,290
Russell 1000 Technology Index**     10,000     13,216      8,721      6,118      3,750      5,590      5,691      5,843

-------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                PERIODS ENDED DEC. 31, 2005

                                               CUMULATIVE     AVERAGE ANNUAL        5 YEAR         1 YEAR
                                   INCEPTION      TOTAL       TOTAL RETURN      AVERAGE ANNUAL      ANNUAL
                                     DATE        RETURN     (SINCE INCEPTION)    TOTAL RETURN    TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
First Trust Technology Portfolio    10/6/99       -47.1%          -9.7%              -12.4%          5.2%
Russell 1000 Technology Index**                   -41.6           -8.3                -7.7           2.7
-------------------------------------------------------------------------------------------------------------

 *    The 1999 return applies to the time period from 10/6/1999 to 12/31/1999.

** The Russell 1000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. (Bloomberg)

                              PORTFOLIO COMPONENTS+
                                December 31, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Software                                       29.8%
Semiconductors & Semiconductor Equipment       25.4%
Computers & Peripherals                        15.0%
Communications Equipment                       12.1%
IT Services                                     9.0%
Internet Software & Services                    8.7%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

FIRST DEFINED PORTFOLIO FUND, LLC
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2005

As a shareholder of the Target Managed VIP Portfolio, The Dow(SM) DART 10 Portfolio, The Dow(SM) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, Value Line (R) Target 25 Portfolio, First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio or First Trust Technology Portfolio (the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2005 to December 31, 2005.

                                 ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                HYPOTHETICAL
                                                           ACTUAL                       (5% RETURN BEFORE EXPENSES)
                                           -------------------------------------   -------------------------------------
                                                                      EXPENSES                                EXPENSES
                                           BEGINNING      ENDING     PAID DURING    BEGINNING     ENDING     PAID DURING
                                            ACCOUNT      ACCOUNT       PERIOD*       ACCOUNT      ACCOUNT      PERIOD*
                                             VALUE         VALUE     07/01/2005-      VALUE        VALUE     07/01/2005-  EXPENSE
                                           07/01/2005   12/31/2005   12/31/2005    07/01/2005   12/31/2005   12/31/2005    RATIO
                                           ----------   ----------   -----------   ----------   ----------   -----------  -------
Target Managed VIP Portfolio ...........    $ 1,000      $ 1,081        $7.71       $ 1,000       $ 1,018      $ 7.48      1.47%
The Dow(SM) DART 10 Portfolio ..........      1,000          992         7.38         1,000         1,018        7.48      1.47
The Dow(SM) Target Dividend
Portfolio ..............................      1,000          937         7.18         1,000         1,018        7.48      1.47
Global Dividend Target 15
Portfolio ..............................      1,000        1,086         7.73         1,000         1,018        7.48      1.47
S&P Target 24 Portfolio ................      1,000        1,097         7.77         1,000         1,018        7.48      1.47
NASDAQ(R) Target 15 Portfolio ..........      1,000        1,098         7.77         1,000         1,018        7.48      1.47
First Trust 10 Uncommon
   Values Portfolio ....................      1,000        1,012         6.95         1,000         1,018        6.97      1.37
Value Line(R) Target 25 Portfolio ......      1,000        1,110         7.82         1,000         1,018        7.48      1.47
First Trust Energy Portfolio ...........      1,000        1,197         8.14         1,000         1,018        7.48      1.47
First Trust Financial Services
Portfolio ..............................      1,000        1,092         7.75         1,000         1,018        7.48      1.47
First Trust Pharmaceutical Portfolio ...      1,000        1,101         7.79         1,000         1,018        7.48      1.47
First Trust Technology Portfolio .......      1,000        1,102         7.79         1,000         1,018        7.48      1.47

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

                        See Notes to Financial Statements.               Page 27

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
  SHARES                                                              VALUE
---------                                                          ------------

COMMON STOCKS - 100.3%

           AEROSPACE & DEFENSE - 0.2%
    7,185  United Industrial Corp. ..............................  $    297,243
                                                                   ------------
           AIR FREIGHT & LOGISTICS - 0.5%
   15,791  C.H. Robinson Worldwide, Inc. ........................       584,741
   12,396  Dynamex, Inc.* .......................................       236,268
   11,522  Park-Ohio Holdings Corp.* ............................       162,460
                                                                   ------------
                                                                        983,469
                                                                   ------------
           AUTOMOBILES - 1.2%
   35,192  DaimlerChrysler AG ...................................     1,795,848
    7,914  Harley-Davidson, Inc. ................................       407,492
                                                                   ------------
                                                                      2,203,340
                                                                   ------------
           BEVERAGES - 1.7%
   29,546  Diageo PLC, Sponsored ADR ............................     1,722,532
   23,263  PepsiCo, Inc. ........................................     1,374,378
                                                                   ------------
                                                                      3,096,910
                                                                   ------------
           BIOTECHNOLOGY - 1.1%
   39,685  Gilead Sciences, Inc.* ...............................     2,088,622
                                                                   ------------
           BUILDING PRODUCTS - 0.5%
   21,605  NCI Building Systems, Inc.* ..........................       917,780
                                                                   ------------
           CHEMICALS - 0.7%
    9,805  Georgia Gulf Corp. ...................................       298,268
   34,641  Symyx Technologies, Inc.* ............................       945,353
                                                                   ------------
                                                                      1,243,621
                                                                   ------------
           COMMERCIAL BANKS - 4.3%
   63,724  ABN AMRO Holding NV, Sponsored ADR ...................     1,665,745
   37,593  Barclays PLC, Sponsored ADR ..........................     1,581,913
   55,703  Danske Bank A/S, Sponsored ADR .......................     1,955,588
   46,217  Lloyds TSB Group PLC, Sponsored ADR ..................     1,562,135
   24,516  Nara Bancorp, Inc. ...................................       435,894
   26,717  Texas Capital Bancshares, Inc.* ......................       598,728
                                                                   ------------
                                                                      7,800,003
                                                                   ------------
           COMMERCIAL SERVICES & SUPPLIES - 0.8%
   20,271  Equifax, Inc. ........................................       770,703
   15,135  Mobile Mini, Inc.* ...................................       717,399
                                                                   ------------
                                                                      1,488,102
                                                                   ------------
           COMMUNICATIONS EQUIPMENT - 8.3%
  240,854  QUALCOMM, Inc. .......................................    10,375,990
  141,302  Telefonaktiebolaget LM Ericsson, Sponsored ADR .......     4,860,789
                                                                   ------------
                                                                     15,236,779
                                                                   ------------
           COMPUTERS & PERIPHERALS - 2.6%
   58,547  International Business Machines Corp. ................     4,812,563
                                                                   ------------
           CONSUMER FINANCE - 2.2%
   16,620  First Cash Financial Services, Inc.* .................       484,639
   65,515  SLM Corp. ............................................     3,609,221
                                                                   ------------
                                                                      4,093,860
                                                                   ------------

Page 28                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED

           DISTRIBUTORS - 0.3%
    7,462  Building Materials Holding Corp. .....................  $    508,983
                                                                   ------------
           DIVERSIFIED CONSUMER SERVICES - 0.6%
   28,207  Bright Horizons Family Solutions, Inc.* ..............     1,045,069
                                                                   ------------
           DIVERSIFIED FINANCIAL SERVICES - 3.5%
   34,643  HBOS PLC, Sponsored ADR ..............................     1,771,698
   55,943  ING Groep NV, Sponsored ADR ..........................     1,947,935
   44,606  Moody's Corp. ........................................     2,739,701
                                                                   ------------
                                                                      6,459,334
                                                                   ------------
           DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
   25,207  BellSouth Corp. ......................................       683,110
   43,574  BT Group PLC, Sponsored ADR ..........................     1,672,370
    1,842  CenturyTel, Inc. .....................................        61,081
                                                                   ------------
                                                                      2,416,561
                                                                   ------------
           ELECTRIC UTILITIES - 1.8%
   72,932  Endesa SA, Sponsored ADR .............................     1,896,961
   34,255  Enel SPA, Sponsored ADR ..............................     1,346,907
                                                                   ------------
                                                                      3,243,868
                                                                   ------------
           ELECTRICAL EQUIPMENT - 0.4%
   44,750  II-VI, Inc.* .........................................       799,683
                                                                   ------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
   41,164  Paxar Corp.* .........................................       808,049
                                                                   ------------
           ENERGY EQUIPMENT & SERVICES - 2.0%
   15,449  Atwood Oceanics, Inc.*. ..............................     1,205,485
   22,032  Cal Dive International, Inc.* ........................       790,728
   78,719  Superior Energy Services, Inc.* ......................     1,657,035
                                                                   ------------
                                                                      3,653,248
                                                                   ------------
           FOOD & STAPLES RETAILING - 0.1%
    7,515  Nash Finch Company. ..................................       191,482
                                                                   ------------
           FOOD PRODUCTS - 1.2%
   14,035  Peet's Coffee & Tea, Inc.* ...........................       425,962
   42,604  Unilever PLC, Sponsored ADR ..........................     1,709,272
                                                                   ------------
                                                                      2,135,234
                                                                   ------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
    4,776  Biosite, Inc.* .......................................       268,841
    2,036  C.R. Bard, Inc. ......................................       134,213
   26,691  Haemonetics Corp.* ...................................     1,304,122
   44,246  Hologic, Inc.* .......................................     1,677,808
   15,596  SonoSite, Inc.* ......................................       546,016
   36,378  Ventana Medical Systems, Inc.* .......................     1,540,608
                                                                   ------------
                                                                      5,471,608
                                                                   ------------
           HEALTH CARE PROVIDERS & SERVICES - 1.5%
   20,462  Genesis HealthCare Corp.* ............................       747,272
    2,690  Laboratory Corporation of America Holdings* ..........       144,857
   20,340  LCA-Vision, Inc. .....................................       966,353

                       See Notes to Financial Statements.                Page 29

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED
           HEALTH CARE PROVIDERS & SERVICES - (CONTINUED)
    9,205  Lincare Holdings, Inc.* ..............................  $    385,782
   34,122  Option Care, Inc. ....................................       455,870
                                                                   ------------
                                                                      2,700,134
                                                                   ------------
           HOTELS, RESTAURANTS & LEISURE - 1.2%
   72,911  Starbucks Corp.* .....................................     2,188,059
                                                                   ------------
           HOUSEHOLD DURABLES - 2.2%
   10,106  Garmin Ltd. ..........................................       670,533
    1,855  NVR, Inc.* ...........................................     1,302,210
   23,273  The Black & Decker Corp. .............................     2,023,820
                                                                   ------------
                                                                      3,996,563
                                                                   ------------
           HOUSEHOLD PRODUCTS - 1.1%
   34,996  The Procter & Gamble Company .........................     2,025,568
                                                                   ------------
           INDEPENDENT POWER PRODUCERS
              & ENERGY TRADERS - 4.7%
  169,868  TXU Corp. ............................................     8,525,675
                                                                   ------------
           INSURANCE - 3.4%
  123,226  Aegon N.V. ARS .......................................     2,011,048
   19,165  SAFECO Corp. .........................................     1,082,823
   20,987  United Fire & Casualty Company .......................       848,504
   57,166  Universal American Financing Corp.* ..................       862,063
   30,362  Zenith National Insurance Corp. ......................     1,400,295
                                                                   ------------
                                                                      6,204,733
                                                                   ------------
           IT SERVICES - 1.7%
   51,776  Cognizant Technology Solutions Corp., Class A* .......     2,606,922
   20,088  Infocrossing Inc.* ...................................       172,958
   11,655  SI International, Inc.* ..............................       356,293
                                                                   ------------
                                                                      3,136,173
                                                                   ------------
           LEISURE EQUIPMENT & PRODUCTS - 0.6%
   26,903  JAKKS Pacific Inc.* ..................................       563,349
   16,273  MarineMax, Inc.* .....................................       513,739
                                                                   ------------
                                                                      1,077,088
                                                                   ------------
           MACHINERY - 1.6%
   42,070  PACCAR, Inc. .........................................     2,912,506
                                                                   ------------
           MEDIA - 0.3%
   10,637  Pixar* ...............................................       560,783
                                                                   ------------
           METALS & MINING - 3.3%
   31,928  AK Steel Holding Corp.* ..............................       253,828
    7,016  Carpenter Technology Corp. ...........................       494,418
   17,014  Commercial Metals Company ............................       638,706
   31,995  Compass Minerals International, Inc. .................       785,157
   25,245  Metal Management, Inc. ...............................       587,199
   46,651  Nucor Corp. ..........................................     3,112,555
   15,305  Wheeling-Pittsburgh Corp.* ...........................       138,051
                                                                   ------------
                                                                      6,009,914
                                                                   ------------

Page 30                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED

           MULTI-UTILITIES - 0.9%
   35,335  National Grid Transco PLC, Sponsored ADR .............  $  1,720,461
                                                                   ------------
           MULTILINE RETAIL - 0.5%
    8,220  Sears Holdings Corp.* ................................       949,657
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 8.8%
    6,071  Berry Petroleum Company, Class A .....................       347,261
    7,272  ConocoPhillips .......................................       423,085
   13,427  ENI SPA, Sponsored ADR ...............................     1,872,529
  146,650  Exxon Mobil Corp. ....................................     8,237,331
    2,090  Occidental Petroleum Corp. ...........................       166,949
   25,472  OMI Corp. ............................................       462,317
   17,043  Petroleum Development Corp.* .........................       568,214
   42,133  Southwestern Energy Company* .........................     1,514,260
   29,020  Swift Energy Company* ................................     1,307,931
   29,690  Whiting Petroleum Corp.* .............................     1,187,600
                                                                   ------------
                                                                     16,087,477
                                                                   ------------
           PERSONAL PRODUCTS - 0.2%
   28,681  Mannatech, Inc. ......................................       396,085
                                                                   ------------
           PHARMACEUTICALS - 5.6%
   35,666  GlaxoSmithKline PLC, ADR .............................     1,800,420
   57,906  Johnson & Johnson ....................................     3,480,151
  210,861  Pfizer, Inc. .........................................     4,917,279
                                                                   ------------
                                                                     10,197,850
                                                                   ------------
           ROAD & RAIL - 0.2%
    7,420  Arkansas Best Corp. ..................................       324,106
                                                                   ------------
           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
   21,510  Cree, Inc.* ..........................................       542,912
  247,225  Intel Corp. ..........................................     6,170,736
                                                                   ------------
                                                                      6,713,648
                                                                   ------------
           SOFTWARE - 11.4%
  209,980  Adobe Systems, Inc. ..................................     7,760,861
   32,155  ANSYS, Inc.* .........................................     1,372,697
  100,951  Autodesk, Inc. .......................................     4,335,845
   15,294  Catapult Communications Corp.* .......................       226,198
  486,333  Oracle Corp.*. .......................................     5,938,126
   32,844  Verint Systems, Inc.* ................................     1,132,133
                                                                   ------------
                                                                     20,765,860
                                                                   ------------
           SPECIALTY RETAIL - 6.2%
   42,573  American Eagle Outfitters, Inc. ......................       978,328
   14,105  Jos. A. Bank Clothiers, Inc.*. .......................       612,298
   13,453  PETsMART, Inc. .......................................       345,204
  193,535  The Home Depot, Inc. .................................     7,834,297
   12,825  The TJX Companies, Inc. ..............................       297,925
   47,664  Urban Outfitters, Inc.* ..............................     1,206,376
                                                                   ------------
                                                                     11,274,428
                                                                   ------------

                       See Notes to Financial Statements.                Page 31

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
  SHARES                                                              VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED

           THRIFTS & MORTGAGE FINANCE - 0.6%
   22,107  Accredited Home Lenders Holding Company* .............  $  1,096,065
                                                                   ------------
           TOBACCO - 1.3%
   48,888  British American Tobacco PLC, Sponsored ADR ..........     2,201,916
    2,277  UST, Inc. ............................................        92,970
                                                                   ------------
                                                                      2,294,886
                                                                   ------------
           TRADING COMPANIES & DISTRIBUTORS - 0.5%
   13,678  W.W. Grainger, Inc. ..................................       972,506
                                                                   ------------
           WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    4,156  ALLTEL Corp. .........................................       262,243
                                                                   ------------
           TOTAL COMMON STOCKS ..................................   183,387,879
           (Cost $170,009,657)                                     ------------

           TOTAL INVESTMENTS - 100.3% ...........................   183,387,879
           (Cost $170,009,657)

           NET OTHER ASSETS & LIABILITIES - (0.3)% ..............      (495,520)
                                                                   ------------
           NET ASSETS - 100.0%. .................................  $182,892,359
                                                                   ============

-------------------------------------------------------------------------------
        *  Non-income producing security.
      ADR  American Depository Receipt
      ARS  American Registered Share

Page 32                See Notes to Financial Statements.

THE DOW(SM) DART 10 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 101.0%

           AUTOMOBILES - 5.1%
   30,689  General Motors Corp. .................................  $    595,980
                                                                   ------------
           COMPUTERS & PERIPHERALS - 8.9%
   12,590  International Business Machines Corp. ................     1,034,898
                                                                   ------------
           DIVERSIFIED TELECOMMUNICATION SERVICES - 10.1%
   47,750  AT&T Inc. ............................................     1,169,398
                                                                   ------------
           HOUSEHOLD PRODUCTS - 11.2%
   22,367  The Procter & Gamble Company .........................     1,294,602
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 11.7%
   24,168  Exxon Mobil Corp. ....................................     1,357,517
                                                                   ------------
           PHARMACEUTICALS - 19.6%
   38,329  Merck & Company, Inc. ................................     1,219,245
   45,329  Pfizer, Inc. .........................................     1,057,072
                                                                   ------------
                                                                      2,276,317
                                                                   ------------

           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 11.4%
   53,147  Intel Corp. ..........................................     1,326,549
                                                                   ------------
           SPECIALTY RETAIL - 10.1%
   28,869  The Home Depot, Inc. .................................     1,168,617
                                                                   ------------
           TOBACCO - 12.9%
   20,061  Altria Group, Inc. ...................................     1,498,958
                                                                   ------------
           TOTAL COMMON STOCKS ..................................    11,722,836
           (Cost $11,946,905)                                      ------------

           TOTAL INVESTMENTS - 101.0% ...........................    11,722,836
           (Cost $11,946,905)

           NET OTHER ASSETS & LIABILITIES - (1.0)% ..............      (111,715)
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $ 11,611,121
                                                                   ============

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.                Page 33

THE DOW(SM) TARGET DIVIDEND PORTFOLIO*
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 100.8%

           AUTOMOBILES - 3.7%
  110,187  General Motors Corp. .................................  $  2,139,832
                                                                   ------------
           CHEMICALS - 10.1%
  118,278  Lyondell Chemical Company ............................     2,817,382
  177,775  RPM International, Inc. ..............................     3,087,952
                                                                   ------------
                                                                      5,905,334
                                                                   ------------
           COMMERCIAL BANKS - 15.5%
  111,773  Citizens Banking Corp. ...............................     3,101,701
   88,701  National City Corp. ..................................     2,977,693
   41,149  SunTrust Banks, Inc. .................................     2,994,001
                                                                   ------------
                                                                      9,073,395
                                                                   ------------
           CONTAINERS & PACKAGING - 5.6%
  110,893  Sonoco Products Company ..............................     3,260,254
                                                                   ------------
           ELECTRIC UTILITIES - 20.5%
   39,921  Entergy Corp. ........................................     2,740,577
   66,960  FirstEnergy Corp. ....................................     3,280,370
  158,406  Northeast Utilities ..................................     3,119,014
   68,907  Pinnacle West Capital Corp. ..........................     2,849,304
                                                                   ------------
                                                                     11,989,265
                                                                   ------------
           GAS UTILITIES - 4.7%
  102,704  ONEOK, Inc. ..........................................     2,735,008
                                                                   ------------
           INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.1%
   85,607  Black Hills Corp. ....................................     2,962,858
                                                                   ------------
           INSURANCE - 16.6%
   74,547  Cincinnati Financial Corp. ...........................     3,330,760
   61,318  Jefferson-Pilot Corp. ................................     3,490,834
   64,709  Unitrin, Inc. ........................................     2,915,140
                                                                   ------------
                                                                      9,736,734
                                                                   ------------
           MULTI-UTILITIES - 13.4%
  115,273  Energy East Corp. ....................................     2,628,224
  129,222  NiSource Inc. ........................................     2,695,571
  103,116  PNM Resources Inc. ...................................     2,525,311
                                                                   ------------
                                                                      7,849,106
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 5.6%
   57,623  Chevron Corp. ........................................     3,271,258
                                                                   ------------
           TOTAL COMMON STOCKS ..................................    58,923,044
           (Cost $62,852,089)                                      ------------

           TOTAL INVESTMENTS - 100.8% ...........................    58,923,044
           (Cost $62,852,089)

           NET OTHER ASSETS & LIABILITIES - (0.8)% ..............      (484,741)
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $ 58,438,303
                                                                   ============

--------------------------------------------------------------------------------

           *     The Fund commenced operations on May 2, 2005.

Page 34                See Notes to Financial Statements.

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 99.0%

           HONG KONG - 31.5%
1,162,097  BOC Hong Kong (Holdings) Ltd. ........................  $  2,233,164
  768,184  Citic Pacific Ltd. ...................................     2,125,126
1,444,430  Hang Lung Properties Ltd. ............................     2,254,104
1,386,417  MTR Corp. Ltd. .......................................     2,726,816
  806,502  Yue Yuen Industrial (Holdings) Ltd. ..................     2,251,933
                                                                   ------------
                                                                     11,591,143
                                                                   ------------
           UNITED KINGDOM - 38.7%
  500,213  BAE Systems PLC ......................................     3,285,382
  568,676  BT Group PLC. ........................................     2,179,388
  492,206  GKN PLC. .............................................     2,438,885
1,497,391  Royal & Sun Alliance Insurance Group PLC .............     3,239,628
  387,235  The Peninsular & Oriental Steam
              Navigation Company ................................     3,104,648
                                                                   ------------
                                                                     14,247,931
                                                                   ------------
           UNITED STATES - 28.8%
   85,784  AT&T Inc. ............................................     2,100,850
   60,723  General Electric Company .............................     2,128,341
   56,693  JPMorgan Chase & Company .............................     2,250,145
   68,863  Merck & Company, Inc. ................................     2,190,532
   81,442  Pfizer, Inc. .........................................     1,899,228
                                                                   ------------
                                                                     10,569,096
                                                                   ------------
           TOTAL COMMON STOCKS ..................................    36,408,170
           (Cost $33,727,257)                                      ------------

           TOTAL INVESTMENTS - 99.0% ............................    36,408,170
           (Cost $33,727,257)

           NET OTHER ASSETS & LIABILITIES - 1.0% ................       382,653
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $ 36,790,823
                                                                   ============

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:

           Diversified Telecommunication Services ...............          11.6%
           Industrial Conglomerates .............................          11.6
           Pharmaceuticals ......................................          11.2
           Aerospace & Defense ..................................           8.9
           Insurance ............................................           8.8
           Transportation Infrastructure ........................           8.5
           Road & Rail ..........................................           7.4
           Auto Components ......................................           6.6
           Real Estate ..........................................           6.1
           Textiles, Apparel & Luxury Goods .....................           6.1
           Diversified Financial Services .......................           6.1
           Commercial Banks. ....................................           6.1
           Net Other Assets and Liabilities .....................           1.0
                                                                   ------------
                                                                          100.0%
                                                                   ============

                       See Notes to Financial Statements.                Page 35

S&P TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 99.3%

           AUTOMOBILES - 1.3%
    4,716  Harley-Davidson, Inc. ................................  $    242,827
                                                                   ------------
           BEVERAGES - 4.5%
   13,870  PepsiCo, Inc. ........................................       819,440
                                                                   ------------
           COMMERCIAL SERVICES & SUPPLIES - 2.5%
   12,090  Equifax, Inc. ........................................       459,662
                                                                   ------------
           COMMUNICATIONS EQUIPMENT - 12.4%
   52,028  QUALCOMM, Inc. .......................................     2,241,366
                                                                   ------------
           COMPUTERS & PERIPHERALS - 0.0%
    3,764  Seagate Technology, Inc. (Escrow Shares) +* ..........             0
                                                                   ------------
           CONSUMER FINANCE - 11.9%
   39,071  SLM Corp. ............................................     2,152,421
                                                                   ------------
           DIVERSIFIED FINANCIAL SERVICES - 9.1%
   26,606  Moody's Corp. ........................................     1,634,141
                                                                   ------------
           DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
   15,035  BellSouth Corp. ......................................       407,448
    1,101  CenturyTel, Inc. .....................................        36,509
                                                                   ------------
                                                                        443,957
                                                                   ------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
    1,215  C.R. Bard, Inc. ......................................        80,093
                                                                   ------------
           HEALTH CARE PROVIDERS & SERVICES - 0.5%
    1,605  Laboratory Corporation of America Holdings* ..........        86,429
                                                                   ------------
           HOUSEHOLD PRODUCTS - 6.7%
   20,873  The Procter & Gamble Company .........................     1,208,129
                                                                   ------------
           INSURANCE - 3.6%
   11,433  SAFECO Corp. .........................................       645,965
                                                                   ------------
           MACHINERY - 6.0%
   15,591  PACCAR, Inc. .........................................     1,079,365
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 8.3%
    4,337  ConocoPhillips .......................................       252,326
   20,409  Exxon Mobil Corp. ....................................     1,146,373
    1,245  Occidental Petroleum Corp. ...........................        99,451
                                                                   ------------
                                                                      1,498,150
                                                                   ------------
           PHARMACEUTICALS - 11.5%
   34,533  Johnson & Johnson ....................................     2,075,433
                                                                   ------------
           SOFTWARE - 4.8%
   15,019  Adobe Systems, Inc. ..................................       555,102
    7,220  Autodesk, Inc. .......................................       310,099
                                                                   ------------
                                                                        865,201
                                                                   ------------
           SPECIALTY RETAIL - 8.9%
   35,322  The Home Depot, Inc. .................................     1,429,835
    7,647  The TJX Companies, Inc. ..............................       177,640
                                                                   ------------
                                                                      1,607,475
                                                                   ------------

Page 36                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                       MARKET
  SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED

           TOBACCO - 0.3%
    1,358  UST, Inc. ............................................  $     55,447
                                                                   ------------
           TRADING COMPANIES & DISTRIBUTORS - 3.2%
    8,158  W.W. Grainger, Inc. ..................................       580,034
                                                                   ------------
           WIRELESS TELECOMMUNICATION SERVICES - 0.9%
    2,479  ALLTEL Corp. .........................................       156,425
                                                                   ------------
           TOTAL COMMON STOCKS ..................................    17,931,960
                                                                   ------------
           (Cost $17,071,664)

           TOTAL INVESTMENTS - 99.3% ............................    17,931,960
           (Cost $17,071,664)

           NET OTHER ASSETS & LIABILITIES - 0.7% ................       117,342
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $ 18,049,302
                                                                   ============

--------------------------------------------------------------------------------

      *     Non-income producing security.

      + Security is fair valued and market value is determined in accordance with procedures adopted by the Board of Trustees.

                       See Notes to Financial Statements.                Page 37

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 98.5%

           AIR FREIGHT & LOGISTICS - 6.0%
   10,523  C.H. Robinson Worldwide, Inc. ........................  $    389,667
                                                                   ------------
           BIOTECHNOLOGY - 10.1%
   12,616  Gilead Sciences, Inc.* ...............................       663,980
                                                                   ------------
           COMMUNICATIONS EQUIPMENT - 14.2%
   10,444  QUALCOMM, Inc. .......................................       449,928
   13,980  Telefonaktiebolaget LM Ericsson,
              Sponsored ADR .....................................       480,912
                                                                   ------------
                                                                        930,840
                                                                   ------------
           HEALTH CARE PROVIDERS & SERVICES - 3.9%
    6,131  Lincare Holdings, Inc.* ..............................       256,950
                                                                   ------------
           HOTELS, RESTAURANTS & LEISURE - 6.4%
   14,007  Starbucks Corp.* .....................................       420,350
                                                                   ------------
           HOUSEHOLD DURABLES - 6.8%
    6,733  Garmin Ltd. ..........................................       446,735
                                                                   ------------
           IT SERVICES - 6.4%
    8,280  Cognizant Technology Solutions Corp.,
              Class A* ..........................................       416,898
                                                                   ------------
           MACHINERY - 5.9%
    5,573  PACCAR, Inc. .........................................       385,819
                                                                   ------------
           MEDIA - 5.7%
    7,089  Pixar* ...............................................       373,732
                                                                   ------------
           MULTILINE RETAIL - 7.9%
    4,476  Sears Holdings Corp.* ................................       517,112
                                                                   ------------
           SOFTWARE - 21.7%
   14,146  Adobe Systems, Inc. ..................................       522,836
   11,683  Autodesk, Inc. .......................................       501,785
   32,607  Oracle Corp.* ........................................       398,131
                                                                   ------------
                                                                      1,422,752
                                                                   ------------
           SPECIALTY RETAIL - 3.5%
    8,960  PETsMART, Inc. .......................................       229,913
                                                                   ------------
           TOTAL COMMON STOCKS ..................................     6,454,748
                                                                   ------------
           (Cost $5,843,357)

           TOTAL INVESTMENTS - 98.5% ............................     6,454,748
           (Cost $5,843,357)

           NET OTHER ASSETS & LIABILITIES - 1.5% ................        96,797
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $  6,551,545
                                                                   ============

--------------------------------------------------------------------------------
        *  Non-income producing security.
      ADR  American Depository Receipt

Page 38                See Notes to Financial Statements.

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 99.1%

           COMPUTERS & PERIPHERALS - 7.5%
   17,522  Dell Inc.* ...........................................  $    525,485
                                                                   ------------
           FOOD & STAPLES RETAILING - 9.6%
   14,309  Wal-Mart Stores, Inc. ................................       669,661
                                                                   ------------
           INSURANCE - 8.9%
   11,602  The Allstate Corp. ...................................       627,320
                                                                   ------------
           MEDIA - 10.1%
   19,915  Dow Jones & Company, Inc. ............................       706,783
                                                                   ------------
           METALS & MINING - 15.2%
    7,396  Phelps Dodge Corp. ...................................     1,064,063
                                                                   ------------
           PHARMACEUTICALS - 8.3%
   24,838  Pfizer, Inc. .........................................       579,222
                                                                   ------------
           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.9%
   42,488  Applied Materials, Inc. ..............................       762,235
                                                                   ------------
           SOFTWARE - 10.3%
   27,643  Microsoft Corp. ......................................       722,864
                                                                   ------------
           SPECIALTY RETAIL - 8.4%
   16,339  Bed Bath & Beyond Inc.* ..............................       590,655
                                                                   ------------
           THRIFTS & MORTGAGE FINANCE - 9.9%
   10,589  Freddie Mac ..........................................       691,991
                                                                   ------------
           TOTAL COMMON STOCKS ..................................     6,940,279
                                                                   ------------
           (Cost $6,866,978)

           TOTAL INVESTMENTS - 99.1% ............................     6,940,279
           (Cost $6,866,978)

           NET OTHER ASSETS & LIABILITIES - 0.9% ................        64,049
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $  7,004,328
                                                                   ============

--------------------------------------------------------------------------------
           *     Non-income producing security.

                       See Notes to Financial Statements.                Page 39

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 101.0%

           AEROSPACE & DEFENSE - 0.9%
   11,910  United Industrial Corp. ..............................  $    492,717
                                                                   ------------
           AIR FREIGHT & LOGISTICS - 0.5%
   19,103  Park-Ohio Holdings Corp.* ............................       269,352
                                                                   ------------
           CHEMICALS - 1.6%
   27,879  Georgia Gulf Corp. ...................................       848,079
                                                                   ------------
           DISTRIBUTORS - 1.6%
   12,368  Building Materials Holding Corp. .....................       843,621
                                                                   ------------
           ELECTRICAL EQUIPMENT - 0.8%
   24,657  II-VI, Inc.* .........................................       440,621
                                                                   ------------
           ENERGY EQUIPMENT & SERVICES - 4.2%
   62,656  Cal Dive International, Inc.* ........................     2,248,724
                                                                   ------------
           FOOD & STAPLES RETAILING - 0.6%
   12,455  Nash Finch Company. ..................................       317,353
                                                                   ------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
   13,579  Biosite, Inc.* .......................................       764,362
                                                                   ------------
           HOUSEHOLD DURABLES - 12.6%
    4,771  NVR, Inc.* ...........................................     3,349,242
   40,061  The Black & Decker Corp. .............................     3,483,705
                                                                   ------------
                                                                      6,832,947
                                                                   ------------
           INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 10.3%
  110,715  TXU Corp. ............................................     5,556,786
                                                                   ------------
           IT SERVICES - 7.9%
   84,627  Cognizant Technology Solutions Corp., Class A* .......     4,260,969
                                                                   ------------
           METALS & MINING - 15.3%
   90,788  AK Steel Holding Corp.* ..............................       721,765
   19,959  Carpenter Technology Corp. ...........................     1,406,511
   48,391  Commercial Metals Company ............................     1,816,598
   65,122  Nucor Corp. ..........................................     4,344,940
                                                                   ------------
                                                                      8,289,814
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 12.2%
   17,272  Berry Petroleum Company, Class A .....................       987,958
   72,435  OMI Corp. ............................................     1,314,695
  119,831  Southwestern Energy Company* .........................     4,306,726
                                                                   ------------
                                                                      6,609,379
                                                                   ------------
           ROAD & RAIL - 1.7%
   21,108  Arkansas Best Corp. ..................................       921,997
                                                                   ------------
           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
   61,178  Cree, Inc.* ..........................................     1,544,133
                                                                   ------------

Page 40                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - CONTINUED

           SOFTWARE - 15.1%
  112,987  Adobe Systems, Inc. ..................................  $  4,176,000
   93,285  Autodesk, Inc. .......................................     4,006,591
                                                                   ------------
                                                                      8,182,591
                                                                   ------------
           SPECIALTY RETAIL - 11.5%
  121,065  American Eagle Outfitters, Inc. ......................     2,782,074
  135,550  Urban Outfitters, Inc.* ..............................     3,430,770
                                                                   ------------
                                                                      6,212,844
                                                                   ------------
           TOTAL COMMON STOCKS ..................................    54,636,289
                                                                   ------------
           (Cost $49,322,664)

           TOTAL INVESTMENTS - 101.0% ...........................    54,636,289
           (Cost $49,322,664)

           NET OTHER ASSETS & LIABILITIES - (1.0)% ..............      (563,873)
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $ 54,072,416
                                                                   ============

--------------------------------------------------------------------------------
      *    Non-income producing security.

                     See Notes to Financial Statements.                  Page 41

FIRST TRUST ENERGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 98.8%

           ENERGY EQUIPMENT & SERVICES - 34.7%
    5,402  BJ Services Company ..................................  $    198,091
    6,160  Cal Dive International, Inc.* ........................       221,082
    4,945  Grant Prideco, Inc.* .................................       218,173
    5,627  Maverick Tube Corp.* .................................       224,292
    3,067  National-Oilwell Varco Inc.* .........................       192,301
    2,646  Noble Corp. ..........................................       186,649
    5,616  Patterson-UTI Energy, Inc. ...........................       185,047
    5,314  Weatherford International Ltd.* ......................       192,367
                                                                   ------------
                                                                      1,618,002
                                                                   ------------
           OIL, GAS & CONSUMABLE FUELS - 64.1%
    2,500  Apache Corp. .........................................       171,300
    2,353  BP PLC, Sponsored ADR ................................       151,110
    3,841  Canadian Natural Resources Ltd. ......................       190,591
    2,847  Chevron Corp. ........................................       161,624
    2,735  ConocoPhillips .......................................       159,122
    2,905  Devon Energy Corp. ...................................       181,679
    1,240  ENI SPA, Sponsored ADR ...............................       172,930
    2,985  Exxon Mobil Corp. ....................................       167,668
    2,874  Marathon Oil Corp. ...................................       175,228
    3,850  Newfield Exploration Company* ........................       192,770
    4,697  Petro-Canada .........................................       188,303
    2,815  Petroleo Brasileiro S.A., ADR ........................       200,625
    2,719  Royal Dutch Shell PLC, Class A, ADR ..................       167,191
    2,910  The Houston Exploration Company* .....................       153,648
    1,412  Total SA, Sponsored ADR ..............................       178,477
    3,618  Valero Energy Corp. ..................................       186,689
    4,266  XTO Energy, Inc. .....................................       187,448
                                                                   ------------
                                                                      2,986,403
                                                                   ------------
           TOTAL COMMON STOCKS ..................................     4,604,405
                                                                   ------------
           (Cost $2,612,234)

           TOTAL INVESTMENTS - 98.8% ............................     4,604,405
           (Cost $2,612,234)

           NET OTHER ASSETS & LIABILITIES - 1.2% ................        56,199
                                                                   ------------
           NET ASSETS - 100.0% ..................................  $  4,660,604
                                                                   ============

--------------------------------------------------------------------------------
      *    Non-income producing security.
      ADR  American Depository Receipt

Page 42                   See Notes to Financial Statements.

FIRST TRUST FINANCIAL SERVICES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                                VALUE
---------                                                          ------------

COMMON STOCKS - 98.6%

           CAPITAL MARKETS - 23.7%
    1,470  Affiliated Managers Group, Inc.* ...................    $    117,968
    6,009  E*TRADE Financial Corp.* ...........................         125,348
      976  Lehman Brothers Holdings, Inc. .....................         125,094
    1,853  Merrill Lynch & Company, Inc. ......................         125,504
    2,183  Morgan Stanley .....................................         123,863
    1,036  The Bear Stearns Companies, Inc. ...................         119,689
      894  The Goldman Sachs Group, Inc. ......................         114,173
                                                                   ------------
                                                                        851,639
                                                                   ------------
           COMMERCIAL BANKS - 25.6%
    2,676  Bank of America Corp. ..............................         123,497
    2,928  First Horizon National Corp. .......................         112,552
    4,265  North Fork Bancorporation, Inc. ....................         116,690
    3,207  TCF Financial Corp. ................................          87,038
    3,950  U.S. Bancorp .......................................         118,066
    1,675  UnionBanCal Corp. ..................................         115,106
    2,342  Wachovia Corp. .....................................         123,798
    1,965  Wells Fargo & Company ..............................         123,461
                                                                   ------------
                                                                        920,208
                                                                   ------------
           CONSUMER FINANCE - 6.6%
    2,250  American Express Company ...........................         115,785
    1,430  Capital One Financial Corp. ........................         123,552
                                                                   ------------
                                                                        239,337
                                                                   ------------
           DIVERSIFIED FINANCIAL SERVICES - 10.5%
    2,535  Citigroup, Inc. ....................................         123,024
    3,816  ING Groep NV, Sponsored ADR ........................         132,873
    3,092  JPMorgan Chase & Company ...........................         122,721
                                                                   ------------
                                                                        378,618
                                                                   ------------
           INSURANCE - 26.0%
    2,510  AFLAC, Inc. ........................................         116,514
    3,526  Genworth Financial Inc., Class A ...................         121,929
    2,132  Manulife Financial Corp. ...........................         125,362
    2,281  MetLife, Inc. ......................................         111,769
    4,262  Old Republic International Corp. ...................         111,920
    1,583  Prudential Financial, Inc. .........................         115,860
    1,946  The Allstate Corp. .................................         105,220
    1,473  The Hartford Financial Services Group, Inc. ........         126,516
                                                                   ------------
                                                                        935,090
                                                                   ------------
           THRIFTS & MORTGAGE FINANCE - 6.2%
    3,157  Countrywide Financial Corp. ........................         107,938
    2,962  IndyMac Bancorp, Inc. ..............................         115,577
                                                                   ------------
                                                                        223,515
                                                                   ------------

           TOTAL COMMON STOCKS ................................       3,548,407
           (Cost $2,734,301)                                       ------------

                       See Notes to Financial Statements.                Page 43

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
                                                                       VALUE
                                                                   ------------

           TOTAL INVESTMENTS - 98.6% ..........................    $  3,548,407
           (Cost $2,734,301)

           NET OTHER ASSETS & LIABILITIES - 1.4% ..............          49,972
                                                                   ------------
           NET ASSETS - 100.0% ................................    $  3,598,379
                                                                   ============
--------------------------------------------------------------------------------
        *  Non-income producing security.
      ADR  American Depository Receipt

Page 44                See Notes to Financial Statements.

FIRST TRUST PHARMACEUTICAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 98.5%

           BIOTECHNOLOGY - 15.0%
    1,991  Amgen, Inc.* ........................................   $    157,010
    2,633  Biogen Idec, Inc.* ..................................        119,354
    9,250  SERONO SA, ADR ......................................        183,705
                                                                   ------------
                                                                        460,069
                                                                   ------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
    1,126  Alcon, Inc. .........................................        145,930
                                                                   ------------
           PHARMACEUTICALS - 78.7%
    3,174  Abbott Laboratories .................................        125,151
    3,350  American Pharmaceutical Partners, Inc.* .............        129,947
    3,133  AstraZeneca PLC, Sponsored ADR ......................        152,264
    2,729  Barr Pharmaceuticals, Inc.* .........................        169,989
    5,403  Endo Pharmaceuticals Holdings, Inc.* ................        163,495
    3,493  Forest Laboratories, Inc.* ..........................        142,095
    2,243  Johnson & Johnson ...................................        134,804
    2,699  Lilly (Eli) & Company ...............................        152,736
    4,658  Merck & Company, Inc. ...............................        148,171
    2,890  Novartis AG, ADR ....................................        151,667
    2,900  Novo Nordisk A/S, Sponsored ADR .....................        163,386
    5,575  Pfizer, Inc. ........................................        130,009
    3,722  Sanofi-Aventis, ADR .................................        163,396
    4,100  Shire Pharmaceuticals Group PLC,
             Sponsored ADR .....................................        159,039
    4,100  Teva Pharmaceutical Industries Ltd.,
             Sponsored ADR .....................................        176,341
    3,215  Wyeth ...............................................        148,115
                                                                   ------------
                                                                      2,410,605
                                                                   ------------

           TOTAL COMMON STOCKS .................................      3,016,604
           (Cost $2,635,873)                                       ------------

           TOTAL INVESTMENTS - 98.5% ...........................      3,016,604
           (Cost $2,635,873)

           NET OTHER ASSETS & LIABILITIES - 1.5% ...............         46,140
                                                                   ------------
           NET ASSETS - 100.0% .................................   $  3,062,744
                                                                   ============

-------------------------------------------------------------------------------

       *   Non-income producing security.
     ADR   American Depository Receipt

                       See Notes to Financial Statements.                Page 45

FIRST TRUST TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                      MARKET
 SHARES                                                               VALUE
---------                                                          ------------

COMMON STOCKS - 96.1%

           COMMUNICATIONS EQUIPMENT - 11.6%
    3,040  Cisco Systems, Inc.* ................................   $     52,045
    3,368  Nokia Corp., Sponsored ADR ..........................         61,634
    1,498  QUALCOMM, Inc. ......................................         64,534
                                                                   ------------
                                                                        178,213
                                                                   ------------
           COMPUTERS & PERIPHERALS - 14.4%
    1,525  Dell Inc.* ..........................................         45,735
    4,393  EMC Corp.* ..........................................         59,833
      755  Lexmark International, Inc.* ........................         33,847
    1,287  SanDisk Corp.* ......................................         80,849
                                                                   ------------
                                                                        220,264
                                                                   ------------
           INTERNET SOFTWARE & SERVICES - 8.4%
    1,730  Digital River, Inc.* ................................         51,450
      185  Google Inc., Class A* ...............................         76,749
                                                                   ------------
                                                                        128,199
                                                                   ------------
           IT SERVICES - 8.7%
    2,400  Accenture Ltd., Class A. ............................         69,288
    1,079  Affiliated Computer Services, Inc., Class A* ........         63,855
                                                                   ------------
                                                                        133,143
                                                                   ------------
           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 24.4%
    3,289  Applied Materials, Inc. .............................         59,005
    1,515  Broadcom Corp., Class A* ............................         71,432
    2,221  Intel Corp. .........................................         55,436
    1,233  Marvell Technology Group Ltd.* ......................         69,159
    1,476  Maxim Integrated Products, Inc. .....................         53,490
    2,032  Texas Instruments Inc. ..............................         65,166
                                                                   ------------
                                                                        373,688
                                                                   ------------
           SOFTWARE - 28.6%
    1,773  Adobe Systems, Inc. .................................         65,530
    2,655  Check Point Software Technologies Ltd.* .............         53,365
    1,400  Cognos, Inc.* .......................................         48,594
    1,015  Electronic Arts, Inc.* ..............................         53,095
    2,144  Microsoft Corp. .....................................         56,066
    4,293  Oracle Corp.* .......................................         52,418
    1,429  SAP AG, Sponsored ADR ...............................         64,405
    2,599  Symantec Corp.* .....................................         45,482
                                                                   ------------
                                                                        438,955
                                                                   ------------
           TOTAL COMMON STOCKS .................................      1,472,462
           (Cost $1,200,940)                                       ------------

           TOTAL INVESTMENTS - 96.1% ...........................      1,472,462
           (Cost $1,200,940)

           NET OTHER ASSETS & LIABILITIES - 3.9% ...............         60,173
                                                                   ------------
           NET ASSETS - 100.0% .................................   $  1,532,635
                                                                   ============

-------------------------------------------------------------------------------

       *   Non-income producing security.
     ADR   American Depository Receipt

Page 46                 See Notes to Financial Statements.

                       This Page Left Blank Intentionally.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                     THE DOW(SM)        GLOBAL
                                                                        TARGET        THE DOW(SM)       TARGET         DIVIDEND
                                                                      MANAGED VIP       DART 10        DIVIDEND       TARGET 15
                                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                     -------------   ------------   -------------   -------------
ASSETS
Investments, at market value
   (See portfolios of investments) (a): ..........................   $ 183,387,879   $ 11,722,836   $  58,923,044   $  36,408,170
                                                                     -------------   ------------   -------------   -------------
Cash .............................................................         588,547        213,489       2,172,230         737,951
Prepaid expenses .................................................          10,135          2,573           4,214           3,411
Other assets .....................................................              --             --              --           2,184
Receivables:
   Dividends .....................................................         332,706         29,739          21,355          80,918
   Interest ......................................................           2,283            732           3,317           3,164
   Investment securities sold ....................................              --             --              --              --
   Membership Interest purchased .................................              --             --              --              --
   From investment advisor .......................................              --             --              --              --
                                                                     -------------   ------------   -------------   -------------
      Total Assets ...............................................     184,321,550     11,969,369      61,124,160      37,235,798
                                                                     -------------   ------------   -------------   -------------
LIABILITIES:
Payables:
   Membership Interest redeemed ..................................         676,931        221,458         446,959         376,149
   Investment securities purchased ...............................         380,796        100,135       2,127,172              --
   Investment advisory fees ......................................          94,561          6,648          27,266           3,839
   Administrative fees ...........................................           4,092            261           1,258             773
   Distribution fees .............................................          39,349          2,510          12,094           7,435
   Audit fees ....................................................           7,507          7,507           8,417           7,507
   Legal fees ....................................................          20,695          1,922           2,466           4,102
   Membership Interest servicing fees ............................         135,728          9,071          40,726          24,681
   Custodian fees ................................................          52,786          3,367          12,141          13,553
   Printing fees .................................................           3,875          3,875           3,875           3,875
Accrued expenses .................................................          12,871          1,494           3,483           3,061
                                                                     -------------   ------------   -------------   -------------
      Total Liabilities ..........................................       1,429,191        358,248       2,685,857         444,975
                                                                     -------------   ------------   -------------   -------------
NET ASSETS .......................................................   $ 182,892,359   $ 11,611,121   $  58,438,303   $  36,790,823
                                                                     =============   ============   =============   =============
(a) Investments, at cost .........................................   $ 170,009,657   $ 11,946,905   $  62,852,089   $  33,727,257
                                                                     =============   ============   =============   =============
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net investment
   loss) .........................................................   $     540,815   $    548,517   $     468,833   $   1,131,052
Accumulated net realized gain/(loss) on investments sold and
   foreign currency transactions .................................      12,567,838       (428,910)        (66,178)      2,829,551
Net unrealized appreciation/(depreciation) of investments and
   foreign currency transactions .................................      13,378,222       (224,069)     (3,929,045)      2,680,760
Paid-in capital ..................................................     156,405,484     11,715,583      61,964,693      30,149,460
                                                                     -------------   ------------   -------------   -------------
      Total Net Assets ...........................................   $ 182,892,359   $ 11,611,121   $  58,438,303   $  36,790,823
                                                                     =============   ============   =============   =============
NET ASSET VALUE, offering price and redemption price of
   Membership Interest outstanding ...............................   $       10.51   $       8.41   $        9.87   $       15.27
                                                                     =============   ============   =============   =============
Number of Membership Interests outstanding .......................      17,399,861      1,381,028       5,919,313       2,409,938
                                                                     =============   ============   =============   =============

Page 48                See Notes to Financial Statements.

                                                                              FIRST TRUST
                                                  S&P           NASDAQ(R)     10 UNCOMMON    VALUE LINE(R)    FIRST TRUST
                                               TARGET 24       TARGET 15        VALUES         TARGET 25        ENERGY
                                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                             -------------   -------------   -------------   -------------   -------------
ASSETS
Investments, at market value
   (See portfolios of investments) (a): ..   $  17,931,960   $   6,454,748   $   6,940,279   $  54,636,289   $   4,604,405
                                             -------------   -------------   -------------   -------------   -------------
Cash .....................................         150,207         172,156          79,730         689,047          70,151
Prepaid expenses .........................           2,712           2,283           2,339           4,492           2,241
Other assets .............................              --              --              --              --              --
Receivables:
   Dividends .............................          41,203          13,282           5,859         105,699           3,347
   Interest ..............................             392             427             146           3,042             194
   Investment securities sold ............              --              --              --              --              --
   Membership Interest purchased .........              --             498              --              --              --
   From investment advisor ...............              --              --              --              --              --
                                             -------------   -------------   -------------   -------------   -------------
      Total Assets .......................      18,126,474       6,643,394       7,028,353      55,438,569       4,680,338
                                             -------------   -------------   -------------   -------------   -------------
LIABILITIES:
Payables:
   Membership Interest redeemed ..........          31,641              --             704         850,306             743
   Investment securities purchased .......              --          70,213              --         401,299              --
   Investment advisory fees ..............           8,129              44             695          29,251             714
   Administrative fees ...................             406             145             158           1,225             106
   Distribution fees .....................           3,904           1,393           1,515          11,782              --
   Audit fees ............................           7,507           7,507           7,507           7,507           7,507
   Legal fees ............................           2,306             852           1,156           5,301             572
   Membership Interest servicing fees ....          13,614           4,808           5,420          39,968           3,867
   Custodian fees ........................           4,749           2,611           2,412          10,684           1,958
   Printing fees .........................           3,875           3,875           3,875           3,875           3,875
Accrued expenses .........................           1,041             401             583           4,955             392
                                             -------------   -------------   -------------   -------------   -------------
      Total Liabilities ..................          77,172          91,849          24,025       1,366,153          19,734
                                             -------------   -------------   -------------   -------------   -------------
NET ASSETS ...............................   $  18,049,302   $   6,551,545   $   7,004,328   $  54,072,416   $   4,660,604
                                             =============   =============   =============   =============   =============
(a) Investments, at cost .................   $  17,071,664   $   5,843,357   $   6,866,978   $  49,322,664   $   2,612,234
                                             =============   =============   =============   =============   =============
NET ASSETS CONSIST OF:
Undistributed net investment
   income/(accumulated net investment
   loss) .................................   $      (1,368)  $    (314,631)  $    (384,711)  $    (340,124)  $     (28,986)
Accumulated net realized gain/(loss)
   on investments sold and foreign
   currency transactions .................         564,087      (2,558,328)    (15,930,669)      4,513,398         970,050
Net unrealized appreciation/(depreciation)
   of investments and foreign currency
   transactions ..........................         860,296         611,391          73,301       5,313,625       1,992,171
Paid-in capital ..........................      16,626,287       8,813,113      23,246,407      44,585,517       1,727,369
                                             -------------   -------------   -------------   -------------   -------------
      Total Net Assets ...................   $  18,049,302   $   6,551,545   $   7,004,328   $  54,072,416   $   4,660,604
                                             =============   =============   =============   =============   =============
NET ASSET VALUE, offering price and
   redemption price of Membership
   Interest outstanding ..................   $        9.02   $        9.34   $        5.23   $        4.86   $       27.96
                                             =============   =============   =============   =============   =============
Number of Membership Interests
   outstanding ...........................       2,000,232         701,508       1,338,728      11,120,282         166,704
                                             =============   =============   =============   =============   =============

                                              FIRST TRUST
                                               FINANCIAL      FIRST TRUST     FIRST TRUST
                                                SERVICES     PHARMACEUTICAL   TECHNOLOGY
                                               PORTFOLIO        PORTFOLIO      PORTFOLIO
                                             -------------   --------------   ------------
ASSETS
Investments, at market value
   (See portfolios of investments) (a): ..   $   3,548,407   $    3,016,604   $  1,472,462
                                             -------------   --------------   ------------
Cash .....................................          32,966           56,995         71,036
Prepaid expenses .........................           2,170            2,145          2,076
Other assets .............................              --               --             --
Receivables:
   Dividends .............................           4,372            2,462            135
   Interest ..............................             169              140            231
   Investment securities sold ............          27,521               --             --
   Membership Interest purchased .........              --               --             --
   From investment advisor ...............             868            1,329          1,947
                                             -------------   --------------   ------------
      Total Assets .......................       3,616,473        3,079,675      1,547,887
                                             -------------   --------------   ------------
LIABILITIES:
Payables:
   Membership Interest redeemed ..........             764              351            424
   Investment securities purchased .......              --               --             --
   Investment advisory fees ..............              --               --             --
   Administrative fees ...................              81               67             35
   Distribution fees .....................              --               --             --
   Audit fees ............................           7,507            7,507          7,507
   Legal fees ............................             558              460            239
   Membership Interest servicing fees ....           2,971            2,499          1,291
   Custodian fees ........................           1,925            1,680          1,510
   Printing fees .........................           3,875            3,875          3,875
Accrued expenses .........................             413              492            371
                                             -------------   --------------   ------------
      Total Liabilities ..................          18,094           16,931         15,252
                                             -------------   --------------   ------------
NET ASSETS ...............................   $   3,598,379   $    3,062,744   $  1,532,635
                                             =============   ==============   ============
(a) Investments, at cost .................   $   2,734,301   $    2,635,873   $  1,200,940
                                             =============   ==============   ============
NET ASSETS CONSIST OF:
Undistributed net investment
   income/(accumulated net investment
   loss) .................................   $      75,636   $      (42,543)  $   (104,528)
Accumulated net realized gain/(loss)
   on investments sold and foreign
   currency transactions .................         478,186         (775,210)    (1,551,435)
Net unrealized appreciation/(depreciation)
   of investments and foreign currency
   transactions ..........................         814,106          380,731        271,522
Paid-in capital ..........................       2,230,451        3,499,766      2,917,076
                                             -------------   --------------   ------------
      Total Net Assets ...................   $   3,598,379   $    3,062,744   $  1,532,635
                                             =============   ==============   ============
NET ASSET VALUE, offering price and
   redemption price of Membership
   Interest outstanding ..................   $       16.60   $        11.44   $       5.29
                                             =============   ==============   ============
Number of Membership Interests
   outstanding ...........................         216,779          267,650        289,657
                                             =============   ==============   ============

                       See Notes to Financial Statements.                Page 49

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                        THE DOW(SM)        GLOBAL
                                                                          TARGET        THE DOW(SM)       TARGET          DIVIDEND
                                                                        MANAGED VIP      DART 10         DIVIDEND       TARGET 15
                                                                         PORTFOLIO      PORTFOLIO       PORTFOLIO*       PORTFOLIO
                                                                       ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends .........................................................    $  2,529,392    $    406,011    $    790,252    $  1,094,624
Foreign withholding tax on dividend income ........................              --              --              --          (9,562)
Interest ..........................................................          35,875           6,812          23,382          16,330
                                                                       ------------    ------------    ------------    ------------
Total investment income ...........................................       2,565,267         412,823         813,634       1,101,392
                                                                       ------------    ------------    ------------    ------------
EXPENSES:
Investment advisory fees ..........................................         889,576          79,166         140,924         167,162
Administration fees ...............................................          38,548           3,431           6,107           7,244
Fund accounting fees ..............................................          81,544           7,257          12,918          15,323
Distribution fees .................................................         370,657          32,986          58,719          69,651
Trustees' fees and expenses .......................................          18,289           2,046           1,119           3,521
Audit fees ........................................................          12,009          12,009          10,917          12,009
Custodian fees ....................................................         220,172          15,316          32,375          54,668
Membership Interest servicing fees ................................         463,282          40,732          74,925          86,934
Printing fees .....................................................           7,563           7,563           5,987           7,563
Other .............................................................          95,865           9,942          13,142          25,554
                                                                       ------------    ------------    ------------    ------------
   Total expenses .................................................       2,197,505         210,448         357,133         449,629
   Fees waived and expenses reimbursed by the investment advisor ..         (22,423)        (16,406)        (12,332)        (41,021)
                                                                       ------------    ------------    ------------    ------------

Net expenses ......................................................       2,175,082         194,042         344,801         408,608
                                                                       ------------    ------------    ------------    ------------
NET INVESTMENT INCOME/(LOSS) ......................................         390,185         218,781         468,833         692,784
                                                                       ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Securities .....................................................       9,889,722         427,649         (66,178)      2,334,025
   Foreign currency transactions ..................................              --              --              --         (19,376)
Net change in unrealized appreciation/(depreciation) of:
   Securities .....................................................         822,046        (951,160)     (3,929,045)        160,717
   Foreign currency translation of other assets and liabilities
     and foreign currencies .......................................              --              --              --            (958)
                                                                       ------------    ------------    ------------    ------------
Net realized and unrealized gain/(loss) on investments ............      10,711,768        (523,511)     (3,995,223)      2,474,408
                                                                       ------------    ------------    ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 11,101,953    $   (304,730)   $ (3,526,390)   $  3,167,192
                                                                       ============    ============    ============    ============

----------
* The Fund commenced operations on May 2, 2005.

Page 50                    See Notes to Financial Statements.

                                                                                                       FIRST TRUST
                                                                           S&P          NASDAQ(R)      10 UNCOMMON    VALUE LINE(R)
                                                                        TARGET 24       TARGET 15        VALUES         TARGET 25
                                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                       -----------    ------------    ------------    -------------
INVESTMENT INCOME:
Dividends .........................................................    $   262,775    $     37,912    $     96,614    $     372,819
Foreign withholding tax on dividend income ........................             --              --              --               --
Interest ..........................................................          6,605           3,668             789           17,344
                                                                       -----------    ------------    ------------    -------------
Total investment income ...........................................        269,380          41,580          97,403          390,163
                                                                       -----------    ------------    ------------    -------------

EXPENSES:
Investment advisory fees ..........................................         96,589          37,140          48,341          231,560
Administration fees ...............................................          4,186           1,609           2,095           10,034
Fund accounting fees ..............................................          8,854           3,404           4,431           21,226
Distribution fees .................................................         40,245          15,475          20,142           96,484
Trustees' fees and expenses .......................................          2,249           1,023           1,486            3,947
Audit fees ........................................................         12,009          12,009          12,009           12,009
Custodian fees ....................................................         21,851          11,258           9,815           43,511
Membership Interest servicing fees ................................         49,744          18,829          24,175          121,403
Printing fees .....................................................          7,563           7,563           7,563            7,563
Other .............................................................         11,103           4,819           6,162           25,714
                                                                       -----------    ------------    ------------    -------------
   Total expenses .................................................        254,393         113,129         136,219          573,451
   Fees waived and expenses reimbursed by the investment advisor ..        (17,876)        (22,041)        (25,699)          (7,794)
                                                                       -----------    ------------    ------------    -------------
Net expenses ......................................................        236,517          91,088         110,520          565,657
                                                                       -----------    ------------    ------------    -------------
NET INVESTMENT INCOME/(LOSS) ......................................         32,863         (49,508)        (13,117)        (175,494)
                                                                       -----------    ------------    ------------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Securities .....................................................      1,055,197        (227,427)        806,435        4,669,240
   Foreign currency transactions ..................................             --              --              --               --
Net change in unrealized appreciation/(depreciation) of:
   Securities .....................................................       (335,669)        357,556        (767,899)       2,213,621
   Foreign currency translation of other assets and liabilities and
     foreign currencies ...........................................             --              --              --               --
                                                                       -----------    ------------    ------------    -------------
Net realized and unrealized gain/(loss) on investments ............        719,528         130,129          38,536        6,882,861
                                                                       -----------    ------------    ------------    -------------

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...    $   752,391    $     80,621    $     25,419    $   6,707,367
                                                                       ===========    ============    ============    =============

                                                                                      FIRST TRUST
                                                                       FIRST TRUST     FINANCIAL       FIRST TRUST     FIRST TRUST
                                                                          ENERGY       SERVICES      PHARMACEUTICAL     TECHNOLOGY
                                                                        PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                       -----------    -----------    --------------    ------------
INVESTMENT INCOME:
Dividends .........................................................    $    47,126    $    89,019    $       49,752    $      5,766
Foreign withholding tax on dividend income ........................             --             --                --              --
Interest ..........................................................          2,139          1,273             1,285           2,015
                                                                       -----------    -----------    --------------    ------------
Total investment income ...........................................         49,265         90,292            51,037           7,781
                                                                       -----------    -----------    --------------    ------------

EXPENSES:
Investment advisory fees ..........................................         25,830         23,494            19,287           9,338
Administration fees ...............................................          1,119          1,018               836             405
Fund accounting fees ..............................................          2,368          2,154             1,768             856
Distribution fees .................................................             --             --                --              --
Trustees' fees and expenses .......................................            651            706               558             268
Audit fees ........................................................         12,009         12,009            12,009          12,009
Custodian fees ....................................................          7,585          7,538             6,609           6,217
Membership Interest servicing fees ................................         14,809         13,470            11,058           5,354
Printing fees .....................................................          7,563          7,563             7,563           7,563
Other .............................................................          3,863          3,946             3,316           2,376
                                                                       -----------    -----------    --------------    ------------
   Total expenses .................................................         75,797         71,898            63,004          44,386
   Fees waived and expenses reimbursed by the investment advisor ..        (12,604)       (14,276)          (15,734)        (21,510)
                                                                       -----------    -----------    --------------    ------------

Net expenses ......................................................         63,193         57,622            47,270          22,876
                                                                       -----------    -----------    --------------    ------------
NET INVESTMENT INCOME/(LOSS) ......................................        (13,928)        32,670             3,767         (15,095)
                                                                       -----------    -----------    --------------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Securities .....................................................        813,518        455,004            65,840         110,047
   Foreign currency transactions ..................................             --             --                --              --
Net change in unrealized appreciation/(depreciation) of:
   Securities .....................................................        837,890       (243,161)          262,261         (20,082)
   Foreign currency translation of other assets and liabilities and
     foreign currencies ...........................................             --             --                --              --
                                                                       -----------    -----------    --------------    ------------
Net realized and unrealized gain/(loss) on investments ............      1,651,408        211,843           328,101          89,965
                                                                       -----------    -----------    --------------    ------------

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 1,637,480    $   244,513    $      331,868    $     74,870
                                                                       ===========    ===========    ==============    ============

                           See Notes to Financial Statements.            Page 51

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                      THE DOW(SM)     GLOBAL
                                                                        TARGET        THE DOW(SM)       TARGET        DIVIDEND
                                                                      MANAGED VIP       DART 10        DIVIDEND      TARGET 15
                                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO*     PORTFOLIO
                                                                    --------------   -------------  -------------  ------------
OPERATIONS:
Net investment income/(loss) .....................................  $      390,185   $     218,781  $     468,833  $    692,784
Net realized gain/(loss) on investments during the year ..........       9,889,722         427,649        (66,178)    2,314,649
Net change in unrealized appreciation/(depreciation) of
   investments during the year ...................................         822,046        (951,160)    (3,929,045)      159,759
                                                                    --------------   -------------  -------------  ------------
Net increase/(decrease) in net assets resulting from operations ..      11,101,953        (304,730)    (3,526,390)    3,167,192
Net increase/(decrease) in net assets from Membership
   Interest transactions .........................................      63,317,466        (832,824)    61,964,693    11,005,825
                                                                    --------------   -------------  -------------  ------------
Net increase/(decrease) in net assets ............................      74,419,419      (1,137,554)    58,438,303    14,173,017
NET ASSETS:
Beginning of year ................................................     108,472,940      12,748,675             --    22,617,806
                                                                    --------------   -------------  -------------  ------------
End of year ......................................................  $  182,892,359   $  11,611,121  $  58,438,303  $ 36,790,823
                                                                    ==============   =============  =============  ============
Undistributed net investment income/(accumulated net investment
   loss) at end of year ..........................................  $      540,815   $     548,517  $     468,833  $  1,131,052
                                                                    ==============   =============  =============  ============

----------
*     The Fund commenced operations on May 2, 2005.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                       GLOBAL
                                                                        TARGET       THE DOW(SM)      DIVIDEND
                                                                     MANAGED VIP       DART 10       TARGET 15
                                                                      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                    --------------  -------------  -------------
OPERATIONS:
Net investment income/(loss) .....................................  $       62,969  $     124,962  $     192,964
Net realized gain on investments during the year .................       3,850,128        222,237        716,151
Net change in unrealized appreciation/(depreciation) of
   investments during the year ...................................       7,898,114        398,814      2,023,416
                                                                    --------------  -------------  -------------
Net increase/(decrease) in net assets resulting from operations ..      11,811,211        746,013      2,932,531
Net increase/(decrease) in net assets from Membership
   Interest transactions .........................................      76,173,503      7,734,570     16,635,527
                                                                    --------------  -------------  -------------
Net increase/(decrease) in net assets ............................      87,984,714      8,480,583     19,568,058
NET ASSETS:
Beginning of year ................................................      20,488,226      4,268,092      3,049,748
                                                                    --------------  -------------  -------------
End of year ......................................................  $  108,472,940  $  12,748,675  $  22,617,806
                                                                    ==============  =============  =============
Undistributed net investment income/(accumulated net investment
   loss) at end of year ..........................................  $      150,630  $     329,736  $     438,268
                                                                    ==============  =============  =============

Page 52                 See Notes to Financial Statements.

                                                                                                      FIRST TRUST
                                                                          S&P          NASDAQ(R)      10 UNCOMMON     VALUE LINE(R)
                                                                       TARGET 24       TARGET 15         VALUES         TARGET 25
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                    --------------   -------------   --------------   -------------
OPERATIONS:
Net investment income/(loss) .....................................  $       32,863   $     (49,508)  $      (13,117)  $    (175,494)
Net realized gain on investments during the year .................       1,055,197        (227,427)         806,435       4,669,240
Net change in unrealized appreciation/(depreciation) of
    investments during the year ..................................        (335,669)        357,556         (767,899)      2,213,621
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets resulting from operations ..         752,391          80,621           25,419       6,707,367
Net increase/(decrease) in net assets from Membership
   Interest transactions .........................................       3,138,885        (557,084)      (2,823,957)     25,600,545
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets ............................       3,891,276        (476,463)      (2,798,538)     32,307,912
NET ASSETS:
Beginning of year ................................................      14,158,026       7,028,008        9,802,866      21,764,504
                                                                    --------------   -------------    -------------   -------------
End of year ......................................................  $   18,049,302   $   6,551,545   $    7,004,328   $  54,072,416
                                                                    ==============   =============   ==============   =============
Undistributed net investment income/(accumulated net investment
    loss) at end of year .........................................  $       (1,368)  $    (314,631)  $     (384,711)  $    (340,124)
                                                                    ==============   =============   ==============   =============

                                                                                      FIRST TRUST
                                                                      FIRST TRUST      FINANCIAL      FIRST TRUST      FIRST TRUST
                                                                         ENERGY         SERVICES     PHARMACEUTICAL    TECHNOLOGY
                                                                       PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                                    --------------   -------------   --------------   -------------
OPERATIONS:
Net investment income/(loss) .....................................  $      (13,928)  $      32,670   $        3,767   $     (15,095)
Net realized gain on investments during the year .................         813,518         455,004           65,840         110,047
Net change in unrealized appreciation/(depreciation) of
   investments during the year ...................................         837,890        (243,161)         262,261         (20,082)
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets resulting from operations ..       1,637,480         244,513          331,868          74,870
Net increase/(decrease) in net assets from Membership
   Interest transactions .........................................        (723,636)     (1,289,077)        (803,945)       (235,219)
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets ............................         913,844      (1,044,564)        (472,077)       (160,349)
NET ASSETS:
Beginning of year ................................................       3,746,760       4,642,943        3,534,821       1,692,984
                                                                    --------------   -------------   --------------   -------------
End of year ......................................................  $    4,660,604   $   3,598,379   $    3,062,744   $   1,532,635
                                                                    ==============   =============   ==============   =============
Undistributed net investment income/(accumulated net investment
   loss) at end of year ..........................................  $      (28,986)  $      75,636   $      (42,543)  $    (104,528)
                                                                    ==============   =============   ==============   =============

                                                                                                      FIRST TRUST
                                                                         S&P           NASDAQ(R)      10 UNCOMMON     VALUE LINE(R)
                                                                       TARGET 24       TARGET 15         VALUES         TARGET 25
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                    --------------   -------------   --------------   -------------
OPERATIONS:
Net investment income/(loss) .....................................  $      (42,595)  $     (62,803)  $      (10,793)  $     (94,932)
Net realized gain on investments during the year .................       1,013,900       1,217,686        1,287,409       1,329,992
Net change in unrealized appreciation/(depreciation) of
    investments during the year ..................................         368,516      (1,138,148)        (389,901)      1,766,601
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets resulting from operations ..       1,339,821          16,735          886,715       3,001,661
Net increase/(decrease) in net assets from Membership
    Interest transactions ........................................       7,264,076       1,938,438         (570,612)     13,827,303
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets ............................       8,603,897       1,955,173          316,103      16,828,964
NET ASSETS:
Beginning of year ................................................       5,554,129       5,072,835        9,486,763       4,935,540
                                                                    --------------   -------------   --------------   -------------
End of year ......................................................  $   14,158,026   $   7,028,008   $    9,802,866   $  21,764,504
                                                                    ==============   =============   ==============   =============
Undistributed net investment income/(accumulated net investment
    loss) at end of year .........................................  $      (34,231)  $    (265,123)  $     (371,594)  $    (164,630)
                                                                    ==============   =============   ==============   =============

                                                                                      FIRST TRUST
                                                                     FIRST TRUST       FINANCIAL       FIRST TRUST     FIRST TRUST
                                                                       ENERGY          SERVICES      PHARMACEUTICAL    TECHNOLOGY
                                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                    --------------   -------------   --------------   -------------
OPERATIONS:
Net investment income/(loss) .....................................  $       (7,113)  $      21,524   $          834   $     (15,854)
Net realized gain on investments during the year .................         438,155         376,567           17,826          48,786
Net change in unrealized appreciation/(depreciation) of
   investments during the year ...................................         525,558         245,375          (58,479)        (33,439)
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets resulting from operations ..         956,600         643,466          (39,819)           (507)
Net increase/(decrease) in net assets from Membership
   Interest transactions .........................................         (48,851)       (763,476)        (546,265)       (379,666)
                                                                    --------------   -------------   --------------   -------------
Net increase/(decrease) in net assets ............................         907,749        (120,010)        (586,084)       (380,173)
NET ASSETS:
Beginning of year ................................................       2,839,011       4,762,953        4,120,905       2,073,157
                                                                    --------------   -------------   --------------   -------------
End of year ......................................................  $    3,746,760   $   4,642,943   $    3,534,821   $   1,692,984
                                                                    ==============   =============   ==============   =============
Undistributed net investment income/(accumulated net investment
   loss) at end of year ..........................................  $      (15,058)  $      42,966   $      (46,310)  $     (89,433)
                                                                    ==============   =============   ==============   =============

                        See Notes to Financial Statements.               Page 53

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                           GLOBAL
                                                          TARGET        THE DOW(SM)      THE DOW(SM)      DIVIDEND         S&P
                                                        MANAGED VIP      DART 10      TARGET DIVIDEND     TARGET 15     TARGET 24
                                                         PORTFOLIO      PORTFOLIO        PORTFOLIO*       PORTFOLIO     PORTFOLIO
                                                       -------------   ------------   ---------------   -------------  ------------
AMOUNT:
Sold ................................................  $  96,233,498   $ 13,204,502   $    70,071,643   $  27,104,620  $ 11,209,843
Redeemed ............................................    (32,916,032)   (14,037,326)       (8,106,950)    (16,098,795)   (8,070,958)
                                                       -------------   ------------   ---------------   -------------  ------------
Net increase/(decrease) .............................  $  63,317,466   $   (832,824)  $    61,964,693   $  11,005,825  $  3,138,885
                                                       =============   ============   ===============   =============  ============
MEMBERSHIP INTEREST:
Sold ................................................      9,734,749      1,560,654         6,712,686       1,909,893     1,309,487
Redeemed ............................................     (3,407,125)    (1,647,332)         (793,373)     (1,132,273)     (943,451)
                                                       -------------   ------------   ---------------   -------------  ------------
Net increase/(decrease) .............................      6,327,624        (86,678)        5,919,313         777,620       366,036
                                                       =============   ============   ===============   =============  ============

----------
*     The Fund commenced operations on May 2, 2005.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                           GLOBAL
                                                                            TARGET       THE DOW(SM)      DIVIDEND        S&P
                                                                          MANAGED VIP      DART 10        TARGET 15     TARGET 24
                                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
                                                                         ------------   -------------   ------------   ------------
AMOUNT:
Sold ................................................................    $ 80,458,450   $  10,624,832   $ 20,757,500   $ 11,706,039
Redeemed ............................................................      (4,284,947)     (2,890,262)    (4,121,973)    (4,441,963)
                                                                         ------------   -------------   ------------   ------------
Net increase/(decrease) .............................................    $ 76,173,503   $   7,734,570   $ 16,635,527   $  7,264,076
                                                                         ============   =============   ============   ============
MEMBERSHIP INTEREST:
Sold ................................................................       9,224,929       1,304,860      1,695,923      1,462,599
Redeemed ............................................................        (500,613)       (347,269)      (339,561)      (557,152)
                                                                         ------------   -------------   ------------   ------------
Net increase/(decrease) .............................................       8,724,316         957,591      1,356,362        905,447
                                                                         ============   =============   ============   ============

Page 54                    See Notes to Financial Statements.

                                            FIRST TRUST                                  FIRST TRUST
                               NASDAQ(R)    10 UNCOMMON   VALUE LINE(R)  FIRST TRUST      FINANCIAL     FIRST TRUST     FIRST TRUST
                              TARGET 15       VALUES        TARGET 25      ENERGY         SERVICES     PHARMACEUTICAL   TECHNOLOGY
                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
AMOUNT:
Sold .....................   $ 3,372,455   $    645,194   $ 40,909,801   $    896,523   $    191,688   $      203,054   $    42,102
Redeemed .................    (3,929,539)    (3,469,151)   (15,309,256)    (1,620,159)    (1,480,765)      (1,006,999)     (277,321)
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
Net increase/(decrease) ..   $  (557,084)  $ (2,823,957)  $ 25,600,545   $   (723,636)  $ (1,289,077)  $     (803,945)  $  (235,219)
                             ===========   ============   ============   ============   ============   ==============   ===========
MEMBERSHIP INTEREST:
Sold .....................       381,927        124,442      9,116,208         38,196         12,504           19,046         8,455
Redeemed .................      (457,434)      (671,962)    (3,356,585)       (71,291)       (98,094)         (95,380)      (55,668)
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
Net increase/(decrease) ..       (75,507)      (547,520)     5,759,623        (33,095)       (85,590)         (76,334)      (47,213)
                             ===========   ============   ============   ============   ============   ==============   ===========

                                            FIRST TRUST                                  FIRST TRUST
                               NASDAQ(R)    10 UNCOMMON   VALUE LINE(R)  FIRST TRUST     FINANCIAL      FIRST TRUST     FIRST TRUST
                              TARGET 15       VALUES        TARGET 25       ENERGY        SERVICES     PHARMACEUTICAL    TECHNOLOGY
                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
AMOUNT:
Sold .....................   $ 3,978,443   $  4,004,676   $ 17,491,384   $    797,410   $    413,133   $      307,293   $    83,027
Redeemed .................    (2,040,005)    (4,575,288)    (3,664,081)      (846,261)    (1,176,609)        (853,558)     (462,693)
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
Net increase/(decrease) ..   $ 1,938,438   $   (570,612)  $ 13,827,303   $    (48,851)  $   (763,476)  $     (546,265)  $  (379,666)
                             ===========   ============   ============   ============   ============   ==============   ===========
MEMBERSHIP INTEREST:
Sold .....................       468,229        843,053      4,977,806         50,618         29,368           30,038        17,012
Redeemed .................      (237,002)      (988,150)    (1,093,931)       (50,725)       (84,982)         (84,045)      (97,252)
                             -----------   ------------   ------------   ------------   ------------   --------------   -----------
Net increase/(decrease) ..       231,227       (145,097)     3,883,875           (107)       (55,614)         (54,007)      (80,240)
                             ===========   ============   ============   ============   ============   ==============   ===========

                  See Notes to Financial Statements.                     Page 55

TARGET MANAGED VIP PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                       YEAR            YEAR             YEAR            YEAR              YEAR
                                                       ENDED           ENDED            ENDED           ENDED            ENDED
                                                      12/31/05       12/31/04         12/31/03       12/31/02(a)        12/31/01
                                                    -----------     -----------      -----------     -----------      -----------
Net asset value, beginning of year ............     $      9.80     $      8.73      $      6.47     $      8.19      $      8.62
                                                    -----------     -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................            0.03            0.01++           0.02            0.00++#           0.18++
Net realized and unrealized gain/(loss) on
   investments ................................            0.68            1.06             2.24           (1.72)           (0.61)
                                                    -----------     -----------      -----------     -----------      -----------
Total from investment operations ..............            0.71            1.07             2.26           (1.72)           (0.43)
                                                    -----------     -----------      -----------     -----------      -----------
Net asset value, end of year ..................     $     10.51     $      9.80      $      8.73     $      6.47      $      8.19
                                                    ===========     ===========      ===========     ===========      ===========
TOTAL RETURN+ .................................            7.24%          12.26%           34.93%         (21.00)%          (4.99)%
                                                    ===========     ===========      ===========     ===========      ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............     $   182,892     $   108,473      $    20,488     $    12,056      $     2,126
Ratio of operating expenses to average
   net assets .................................            1.47%           1.47%            1.47%           1.47%            1.47%
Ratio of net investment income to average
   net assets .................................            0.26%           0.14%            0.41%           0.06%            2.20%
Portfolio turnover rate .......................           75.54%          42.60%           72.28%          78.53%           47.95%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................            1.48%           2.07%            1.69%           2.73%           12.69%

--------------------------------------------------------------------------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

#     Amount represents less than $0.01 per Membership Interest.

(a) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the Dow(SM) Target 5 Portfolio to the Target Managed VIP Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

Page 56                      See Notes to Financial Statements.

THE DOW(SM) DART 10 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                       YEAR              YEAR             YEAR           YEAR            YEAR
                                                      ENDED             ENDED             ENDED          ENDED           ENDED
                                                     12/31/05          12/31/04         12/31/03       12/31/02         12/31/01
                                                    ----------        ----------       ----------     ----------       ----------
Net asset value, beginning of year ............     $     8.69        $     8.37       $     6.98     $     8.54       $    10.02
                                                    ----------        ----------       ----------     ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................           0.14++            0.15++           0.22           0.12++           0.14++
Net realized and unrealized gain/(loss) on
   investments ................................          (0.42)             0.17             1.17          (1.68)           (1.62)
                                                    ----------        ----------       ----------     ----------       ----------
Total from investment operations ..............          (0.28)             0.32             1.39          (1.56)           (1.48)
                                                    ----------        ----------       ----------     ----------       ----------
Net asset value, end of year ..................     $     8.41        $     8.69       $     8.37     $     6.98       $     8.54
                                                    ==========        ==========       ==========     ==========       ==========
TOTAL RETURN+ .................................          (3.22)%            3.82%           19.91%        (18.27)%         (14.77)%
                                                    ==========        ==========       ==========     ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............     $   11,611        $   12,749       $    4,268     $    4,219       $    4,064
Ratio of operating expenses to average
   net assets .................................           1.47%             1.47%            1.47%          1.47%            1.47%
Ratio of net investment income to average
   net assets .................................           1.66%             1.84%            2.37%          1.52%            1.53%
Portfolio turnover rate .......................         145.46%            56.97%           78.12%         76.19%           38.16%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................           1.59%             2.33%            3.27%          3.13%            5.59%

--------------------------------------------------------------------------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

                       See Notes to Financial Statements.                Page 57

THE DOW(SM) TARGET DIVIDEND PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT THE PERIOD

                                                       PERIOD
                                                       ENDED
                                                     12/31/05*
                                                    ----------
Net asset value, beginning of period ..........     $    10.00
                                                    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................           0.12++
Net realized and unrealized loss on
   investments ................................          (0.25)
                                                    ----------
Total from investment operations ..............          (0.13)
                                                    ----------
Net asset value, end of period ................     $     9.87
                                                    ==========
TOTAL RETURN+ .................................          (1.30)%
                                                    ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........     $   58,438
Ratio of operating expenses to average
   net assets .................................           1.47%**
Ratio of net investment income to average
   net assets .................................           2.00%**
Portfolio turnover rate .......................          18.26%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................           1.52%**

--------------------------------------------------------------

*     The Fund commenced operations on May 2, 2005.

**    Annualized.

+ Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

++ Per Membership Interest values have been calculated using the average share method.

Page 58                 See Notes To Financial Statements.

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                        YEAR           YEAR          YEAR         YEAR         YEAR
                                                       ENDED          ENDED         ENDED        ENDED        ENDED
                                                     12/31/05(a)     12/31/04      12/31/03     12/31/02     12/31/01
                                                     -----------    ----------    ----------   ----------   ----------
Net asset value, beginning of year ................  $    13.86     $    11.05    $     8.24   $     9.66   $     9.90
                                                     ----------     ----------    ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............................        0.35++         0.27++        0.33         0.25++       0.26++
Net realized and unrealized gain/(loss) on
   investments ....................................        1.06           2.54          2.48        (1.67)       (0.50)
                                                     ----------     ----------    ----------   ----------   ----------
Total from investment operations ..................        1.41           2.81          2.81        (1.42)       (0.24)
                                                     ----------     ----------    ----------   ----------   ----------
Net asset value, end of year ......................  $    15.27     $    13.86    $    11.05   $     8.24   $     9.66
                                                     ----------     ----------    ----------   ----------   ----------
TOTAL RETURN+ .....................................       10.17%         25.43%        34.10%      (14.70)%      (2.42)%
                                                     ==========     ==========    ==========   ==========   ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ................  $   36,791     $   22,618    $    3,050   $    2,341   $    2,291
Ratio of operating expenses to average
   net assets .....................................        1.47%          1.47%         1.47%        1.47%        1.47%
Ratio of net investment income to average
   net assets .....................................        2.49%          2.18%         3.36%        2.73%        2.77%
Portfolio turnover rate ...........................       70.45%         48.66%        65.57%       56.92%      105.85%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ............................        1.61%          2.67%         4.51%        4.50%        6.73%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

(a) Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

                       See Notes to Financial Statements.                Page 59

S&P TARGET 24 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                         YEAR         YEAR         YEAR         YEAR         YEAR
                                                        ENDED        ENDED        ENDED        ENDED        ENDED
                                                       12/31/05     12/31/04     12/31/03     12/31/02(a)  12/31/01
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year ................   $     8.66   $     7.62   $     6.14   $     7.19   $     9.54
                                                      ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ......................         0.02        (0.03)        0.03        (0.01)       (0.01)++
Net realized and unrealized gain/(loss) on
   investments ....................................         0.34         1.07         1.45        (1.04)       (2.34)
                                                      ----------   ----------   ----------   ----------   ----------
Total from investment operations ..................         0.36         1.04         1.48        (1.05)       (2.35)
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, end of year ......................   $     9.02   $     8.66   $     7.62   $     6.14   $     7.19
                                                      ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+ .....................................         4.16%       13.65%       24.10%      (14.60)%     (24.63)%
                                                      ==========   ==========   ==========   ==========   ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ................   $   18,049   $   14,158   $    5,554   $    4,767   $    3,461
Ratio of operating expenses to average
   net assets .....................................         1.47%        1.47%        1.47%        1.47%        1.47%
Ratio of net investment income/(loss)
   to average net assets ..........................         0.20%       (0.51)%       0.46%       (0.10)%      (0.07)%
Portfolio turnover rate ...........................       113.23%      103.63%       84.37%      199.84%       95.30%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ............................         1.58%        2.37%        2.89%        2.96%        5.67%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

(a) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the S&P Target 10 Portfolio to the S&P Target 24 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

Page 60                See Notes To Financial Statements.

NASDAQ(R) TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                        YEAR           YEAR           YEAR          YEAR          YEAR
                                                       ENDED          ENDED          ENDED         ENDED         ENDED
                                                      12/31/05       12/31/04       12/31/03      12/31/02      12/31/01
                                                     ----------     ----------     ----------    ----------    ----------
Net asset value, beginning of year ...............   $     9.04     $     9.29     $     6.83    $     9.25    $    12.88
                                                     ----------     ----------     ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..............................        (0.07)++       (0.10)++       (0.14)        (0.08)        (0.13)++
Net realized and unrealized gain/(loss) on
   investments ...................................         0.37          (0.15)          2.60         (2.34)        (3.50)
                                                     ----------     ----------     ----------    ----------    ----------
Total from investment operations .................         0.30          (0.25)          2.46         (2.42)        (3.63)
                                                     ----------     ----------     ----------    ----------    ----------
Net asset value, end of year .....................   $     9.34     $     9.04     $     9.29    $     6.83    $     9.25
                                                     ----------     ----------     ----------    ----------    ----------
TOTAL RETURN+ ....................................         3.32%         (2.69)%        36.02%       (26.16)%      (28.18)%
                                                     ==========     ==========     ==========    ==========    ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...............   $    6,552     $    7,028     $    5,073    $    4,105    $    4,793
Ratio of operating expenses to average
   net assets ....................................         1.47%          1.47%          1.47%         1.47%         1.47%
Ratio of net investment loss to average
   net assets ....................................        (0.80)%        (1.20)%        (1.34)%       (1.25)%       (1.31)%
Portfolio turnover rate ..........................       174.85%        116.88%         83.41%        97.68%        63.71%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ...........................         1.83%          2.52%          2.96%         3.03%         4.32%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

                       See Notes to Financial Statements.                Page 61

FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED     ENDED      ENDED       ENDED      ENDED
                                                  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                                                  --------   --------   --------   --------   --------
Net asset value, beginning of year ............   $   5.20   $   4.67   $   3.41   $   5.40   $   8.39
                                                  --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................      (0.01)++   (0.02)     (0.01)     (0.03)++   (0.07)
Net realized and unrealized gain/(loss) on
   investments ................................       0.04       0.55       1.27      (1.96)     (2.92)
                                                  --------   --------   --------   --------   --------
Total from investment operations ..............       0.03       0.53       1.26      (1.99)     (2.99)
                                                  --------   --------   --------   --------   --------
Net asset value, end of year ..................   $   5.23   $   5.20   $   4.67   $   3.41   $   5.40
                                                  ========   ========   ========   ========   ========
TOTAL RETURN+ .................................       0.58%     11.35%     36.95%    (36.85)%   (35.64)%
                                                  ========   ========   ========   ========   ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............   $  7,004   $  9,803   $  9,487   $  6,752   $ 13,270
Ratio of operating expenses to average
   net assets .................................       1.37%      1.37%      1.37%      1.37%      1.37%
Ratio of net investment loss to average
   net assets .................................      (0.16)%    (0.11)%    (0.29)%    (0.78)%    (1.00)%
Portfolio turnover rate .......................      92.27%    123.18%    117.04%    105.51%    149.77%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................       1.69%      1.61%      2.36%      2.29%      2.28%

--------------------------------------------------------------------------------

+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

Page 62                  See Notes to Financial Statements.

VALUE LINE(R) TARGET 25 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                    YEAR         YEAR        YEAR        YEAR         YEAR
                                                    ENDED       ENDED       ENDED        ENDED        ENDED
                                                  12/31/05     12/31/04    12/31/03    12/31/02(a)  12/31/01
                                                  --------     --------    --------    --------     --------
Net asset value, beginning of year ............   $   4.06     $   3.34    $   2.37    $   4.15     $   9.32
                                                  --------     --------    --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................      (0.02)++     (0.04)++    (0.02)      (0.03)++     (0.06)
Net realized and unrealized gain/(loss) on
   investments ................................       0.82         0.76        0.99       (1.75)       (5.11)
                                                  --------     --------    --------    --------     --------
Total from investment operations ..............       0.80         0.72        0.97       (1.78)       (5.17)
                                                  --------     --------    --------    --------     --------
Net asset value, end of year ..................   $   4.86     $   4.06    $   3.34    $   2.37     $   4.15
                                                  --------     --------    --------    --------     --------
TOTAL RETURN+ .................................      19.70%       21.56%      40.93%     (42.89)%     (55.47)%
                                                  ========     ========    ========    ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............   $ 54,072     $ 21,765    $  4,936    $  2,976     $    499
Ratio of operating expenses to average
   net assets .................................       1.47%        1.47%       1.47%       1.47%        1.47%
Ratio of net investment loss to average
   net assets .................................      (0.45)%      (1.13)%     (0.92)%     (1.22)%      (1.42)%
Portfolio turnover rate .......................      97.24%       86.74%      74.04%      48.99%      209.84%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................       1.49%        2.28%       3.36%       6.72%       19.43%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

(a) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Fund changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Fund's primary investment strategy was also changed. The performance figures provided reflect the Fund's performance prior to the name change and the change of the primary investment strategy.

                         See Notes to Financial Statements.              Page 63

FIRST TRUST ENERGY PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                                    YEAR        YEAR         YEAR        YEAR         YEAR
                                                    ENDED      ENDED        ENDED        ENDED       ENDED
                                                  12/31/05    12/31/04     12/31/03    12/31/02     12/31/01
                                                  --------    --------     --------    --------     --------
Net asset value, beginning of year ............   $  18.75    $  14.20     $  10.78    $  11.29     $  15.87
                                                  --------    --------     --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................      (0.10)      (0.04)       (0.00)#     (0.02)++     (0.04)++
Net realized and unrealized gain/(loss) on
   investments ................................       9.31        4.59         3.42       (0.49)       (4.54)
                                                  --------    --------     --------    --------     --------
Total from investment operations ..............       9.21        4.55         3.42       (0.51)       (4.58)
                                                  --------    --------     --------    --------     --------
Net asset value, end of year ..................   $  27.96    $  18.75     $  14.20    $  10.78     $  11.29
                                                  --------    --------     --------    --------     --------
TOTAL RETURN+ .................................      49.12%      32.04%       31.73%      (4.52)%     (28.86)%
                                                  ========    ========     ========    ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............   $  4,661    $  3,747     $  2,839    $  2,387     $  2,069
Ratio of operating expenses to average
   net assets .................................       1.47%       1.47%        1.47%       1.47%        1.47%
Ratio of net investment loss to average
   net assets .................................      (0.32)%     (0.21)%      (0.01)%     (0.16)%      (0.29)%
Portfolio turnover rate .......................      26.84%      39.90%       32.18%      55.39%      113.79%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ........................       1.76%       2.88%        4.69%       4.66%       10.87%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

#     Amount represents less than $0.01 per Membership Interest.

Page 64                  See Notes to Financial Statements.

FIRST TRUST FINANCIAL SERVICES PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR         YEAR        YEAR        YEAR         YEAR
                                               ENDED        ENDED       ENDED       ENDED        ENDED
                                             12/31/05     12/31/04    12/31/03    12/31/02     12/31/01
                                             --------     --------    --------    --------     --------
Net asset value, beginning of year .......   $  15.36     $  13.30    $  10.00    $  11.68     $  13.09
                                             --------     --------    --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .............       0.13++       0.08        0.04        0.02        (0.00)++#
Net realized and unrealized gain/(loss)
  on investments .........................       1.11         1.98        3.26       (1.70)       (1.41)
                                             --------     --------    --------    --------     --------
Total from investment operations .........       1.24         2.06        3.30       (1.68)       (1.41)
                                             --------     --------    --------    --------     --------
Net asset value, end of year .............   $  16.60     $  15.36    $  13.30    $  10.00     $  11.68
                                             --------     --------    --------    --------     --------
TOTAL RETURN+ ............................       8.07%       15.49%      33.00%     (14.38)%     (10.77)%
                                             ========     ========    ========    ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .......   $  3,598     $  4,643    $  4,763    $  3,696     $  3,122
Ratio of operating expenses to average
  net assets .............................       1.47%        1.47%       1.47%       1.47%        1.47%
Ratio of net investment income/(loss)
  to average net assets ..................       0.83%        0.47%       0.39%       0.18%       (0.01)%
Portfolio turnover rate ..................      28.43%       30.00%      52.32%      29.62%      127.11%
Ratio of operating expenses to average
  net assets without fee waivers and
  expenses reimbursed ....................       1.84%        2.43%       3.29%       3.37%        6.72%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

#     Amount represents less than $0.01 per Membership Interest.

                       See Notes to Financial Statements.                Page 65

FIRST TRUST PHARMACEUTICAL PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR         YEAR        YEAR        YEAR         YEAR
                                               ENDED        ENDED       ENDED       ENDED        ENDED
                                             12/31/05     12/31/04    12/31/03    12/31/02     12/31/01
                                             --------     --------    --------    --------     --------
Net asset value, beginning of year .......   $  10.28     $  10.35    $   8.65    $  12.06     $  13.54
                                             --------     --------    --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .............       0.01++       0.00++#    (0.03)      (0.03)       (0.09)++
Net realized and unrealized gain/(loss)
  on investments .........................       1.15        (0.07)       1.73       (3.38)       (1.39)
                                             --------     --------    --------    --------     --------
Total from investment operations .........       1.16        (0.07)       1.70       (3.41)       (1.48)
                                             --------     --------    --------    --------     --------
Net asset value, end of year .............   $  11.44     $  10.28    $  10.35    $   8.65     $  12.06
                                             ========     ========    ========    ========     ========
TOTAL RETURN+ ............................      11.28%       (0.68)%     19.65%     (28.28)%     (10.93)%
                                             ========     ========    ========    ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .......   $  3,063     $  3,535    $  4,121    $  3,456     $  3,777
Ratio of operating expenses to average
   net assets ............................       1.47%        1.47%       1.47%       1.47%        1.47%
Ratio of net investment income/(loss)
   to average net assets .................       0.12%        0.02%      (0.29)%     (0.49)%      (0.73)%
Portfolio turnover rate ..................      24.95%       23.21%      44.85%      72.48%       50.46%
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ...................       1.96%        2.57%       3.48%       3.64%        5.96%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

#     Amount represents less than $0.01 per Membership Interest.

Page 66                See Notes to Financial Statements.

FIRST TRUST TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR         YEAR         YEAR         YEAR            YEAR
                                               ENDED        ENDED        ENDED        ENDED           ENDED
                                             12/31/05     12/31/04     12/31/03    12/31/02(a)       12/31/01
                                             --------     --------     --------    -----------      ---------
Net asset value, beginning of year .......   $   5.03     $   4.97     $   3.39    $      5.79      $   10.25
                                             --------     --------     --------    -----------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss . ....................      (0.05)++     (0.04)++     (0.06)         (0.06)++       (0.09)++
Net realized and unrealized gain/(loss)
  on investments .........................       0.31         0.10         1.64          (2.34)         (4.37)
                                             --------     --------     --------    -----------      ---------
Total from investment operations .........       0.26         0.06         1.58          (2.40)         (4.46)
                                             --------     --------     --------    -----------      ---------
Net asset value, end of year .............   $   5.29     $   5.03     $   4.97    $      3.39      $    5.79
                                             ========     ========     ========    ===========      =========
TOTAL RETURN+ ............................       5.17%        1.21%       46.61%        (41.45)%       (43.51)%
                                             ========     ========     ========    ===========      =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .......   $  1,533     $  1,693     $  2,073    $     1,477      $   1,739
Ratio of operating expenses to average
  net assets .............................       1.47%        1.47%        1.47%          1.47%          1.47%
Ratio of net investment loss to average
  net assets .............................      (0.97)%      (0.88)%      (1.22)%        (1.37)%        (1.38)%
Portfolio turnover rate ..................      21.49%       21.87%       33.81%         60.86%        185.60%
Ratio of operating expenses to average
  net assets without fee waivers and
  expenses reimbursed ....................       2.85%        4.03%        5.96%          6.23%          9.38%

--------------------------------------------------------------------------------
+ The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator.

++ Per Membership Interest values have been calculated using the average share method.

                       See Notes to Financial Statements.                Page 67

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2005

                               1. FUND DESCRIPTION

First Defined Portfolio Fund, LLC (the "Registrant") was organized as a Delaware limited liability company on January 8, 1999 under the laws of the State of Delaware. The Registrant is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Registrant offers twelve managed investment portfolios that may be divided into two general categories: Target Managed VIP Portfolio, The Dow(SM) DART 10 Portfolio, The Dow(SM) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, and Value Line(R) Target 25 Portfolio (the "Strategy Funds"); and First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio (the "Sector Funds"), (each, a "Fund," collectively, the "Funds"). Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in Membership Interests (each, an "Interest," collectively, the "Interests"). Each Interest represents an undivided interest in the net assets of a Fund's portfolio. Fund Interests are not offered directly to the public. Fund Interests are sold only to American Skandia Life Assurance Corporation Variable Account B ("Account B"), a Prudential Financial Company ("American Skandia"), to fund the benefits of variable annuity policies (the "Policies") issued by American Skandia. Account B is the sole member of the Registrant. Account B's variable annuity owners who have Policy values allocated to any of the Funds have indirect rights to the Registrant's Interests.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Funds determine the net asset value ("NAV") of their Interests daily, as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of Interests outstanding.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board of Trustees of the Registrant. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in such securities' value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Registrant's Board of Trustees. All securities and other assets of a Fund denominated in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2005

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

C. FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the "Net change in unrealized appreciation/(depreciation) of foreign currency translation of other assets and liabilities and foreign currencies" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in the "Net realized gain/(loss) on foreign currency transactions" on the Statements of Operations. Unrealized depreciation of $153 from dividends receivable in foreign currencies are included in "Dividends receivable" on the Statement of Assets and Liabilities for the Global Dividend Target 15 Portfolio.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and net realized long-term and short-term capital gains of all Funds may be paid with such frequency (monthly or otherwise) as the Board of Trustees may determine from time to time. Currently all dividends paid by a Fund will be reinvested by the Fund.

E. INCOME TAXES:

The Registrant is a limited liability company with all of its Interests owned by a single entity (Account B). Accordingly, the Registrant is treated as part of the operations of American Skandia and is not taxed separately. The Registrant intends to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Under current tax law, interest, dividend income, and capital gains of the Registrant are not currently taxable when left to accumulate within a variable annuity contract. As such, no federal or state income tax provision is required.

F. EXPENSES:

Expenses that are directly related to one of the Funds are charged directly to that Fund. General expenses of the Registrant with the exception of audit and printing fees, which are allocated evenly among the Funds, are allocated to all the Funds based upon the average net assets of each Fund.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust Advisors L.P. ("First Trust") is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Advisory and Management Agreement. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the portfolios. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of each Fund's average daily net assets.

For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expenses of the Funds to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expenses) to 1.37% for the First Trust 10 Uncommon Values Portfolio and 1.47% for each of the other Funds' average daily net assets. First Trust has entered into an agreement with the Registrant that will allow First Trust to recover from the Funds any fees waived or reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount reimbursed or waived during such period. The fees waived and expenses reimbursed by First Trust for the year ended December 31, 2005, are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2005

                                                                  FEES WAIVED   EXPENSES REIMBURSED
                                                                  -----------   -------------------
Target Managed VIP Portfolio ..................................   $    22,423        $       --
The Dow(SM) Dart 10 Portfolio .................................        16,406                --
The Dow(SM) Target Dividend Portfolio .........................        12,332                --
Global Dividend Target 15 Portfolio ...........................        41,021                --
S&P Target 24 Portfolio .......................................        17,876                --
NASDAQ(R) Target 15 Portfolio .................................        22,041                --
First Trust 10 Uncommon Values Portfolio ......................        25,699                --
Value Line(R) Target 25 Portfolio .............................         7,794                --
First Trust Energy Portfolio ..................................        12,604                --
First Trust Financial Services Portfolio ......................        14,276                --
First Trust Pharmaceutical Portfolio ..........................        15,734                --
First Trust Technology Portfolio ..............................         9,338            12,172

PFPC Inc. ("PFPC") serves as the Registrant's administrator. In addition, PFPC also provides certain fund accounting, administration and transfer agency services in accordance with certain fee arrangements.

PFPC Trust Company serves as the custodian to the Funds.

No officer or employee of First Trust, a wholly owned subsidiary of First Trust Portfolios L.P. ("FTP"), or FTP receives any compensation from the Registrant for serving as an officer or Trustee of the Registrant. The Registrant paid each Trustee who is not an officer or employee of First Trust or any of its affiliates an annual retainer of $10,000 which included compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees were paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 were paid to non-interested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees were shared by these Funds and by other funds in the First Trust fund complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2006, the non-interested Trustees are no longer paid additional fees of $1,000 and $500 for special board meetings or regular committee meetings, respectively.

                              4. DISTRIBUTION PLAN

The Registrant, on behalf of each Fund, has adopted a 12b-1 Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of each of the Funds will be subject to an annual service fee.

FTP serves as the selling agent and distributor of Interests of the Funds. In this capacity, FTP manages the offering of the Funds' Interests and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate American Skandia for providing account services to policy owners. These services include establishing and maintaining policy owner accounts, answering inquiries, and providing personal services to policy owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sales and distribution of a Fund's Interest including, without limitation, expenses of preparing, printing and distributing prospectuses to persons other than Interest holders or policy owners, as well as compensating its sales force, printing and distributing advertising and sales literature and reports to Interest holders and policy owners used in connection with the sale of a Fund's Interests, certain other expenses associated with the distribution of the Funds, and any distribution-related expenses that may be authorized by the Board of Trustees.

Payments under the Plan were suspended on May 1, 2003 for all the Funds with the exception of the First Trust 10 Uncommon Values Portfolio. On May 1, 2004, payments were reinstated for all Funds with the exception of the Sector Funds. During the year ended December 31, 2005, all service fees received by FTP were paid to American Skandia, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2005

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended December 31, 2005, were as follows:

                                                                       PURCHASES         SALES
                                                                     -------------   -------------
Target Managed VIP Portfolio .....................................   $ 178,329,318   $ 112,277,351
The Dow(SM) DART 10 Portfolio ....................................      18,431,874      18,546,580
The Dow(SM) Target Dividend Portfolio ............................      69,993,472       7,075,205
Global Dividend Target 15 Portfolio ..............................      31,259,830      19,488,801
S&P Target 24 Portfolio ..........................................      21,211,481      17,965,823
NASDAQ(R) Target 15 Portfolio ....................................      10,808,613      11,401,084
First Trust 10 Uncommon Values Portfolio .........................       7,418,838      10,318,417
Value Line(R) Target 25 Portfolio ................................      64,319,165      37,097,711
First Trust Energy Portfolio .....................................       1,143,122       1,868,104
First Trust Financial Services Portfolio .........................       1,102,152       2,365,344
First Trust Pharmaceutical Portfolio .............................         787,940       1,581,655
First Trust Technology Portfolio .................................         320,608         581,272

                             6. MEMBERSHIP INTERESTS

The Registrant has authorized an unlimited number of Membership Interests without par value of one or more series.

                            7. CONCENTRATION OF RISK

The Funds may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Each Fund may invest up to 15% of its net assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under Federal securities law or otherwise, repurchase agreements maturing in more than seven days, certain options traded in the over-the-counter market and the securities to which such options relate. In purchasing securities, which cannot be sold by a Fund without registration under the Securities Act of 1933, as amended, a Fund will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by a Fund to sell any such security and the registration of the security permitting the sale. During any such period, the security will be subject to market fluctuations.

Each Fund is classified as "non-diversified" and is limited as to the percentage of its assets which may be invested in securities of any one issuer only by its own investment restrictions and diversification requirements. A Fund may therefore invest a relatively high percentage of its assets in a limited number of issuers. This does expose each Fund to greater market fluctuations than is experienced by a diversified fund. Each Fund is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE INTEREST HOLDERS AND BOARD OF TRUSTEES OF FIRST DEFINED PORTFOLIO FUND,
LLC:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the First Defined Portfolio Fund, LLC (the "Funds", comprising respectively, Target Managed VIP Portfolio, The Dow(SM) DART 10 Portfolio, The Dow(SM) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust 10 Uncommon Values Portfolio, Value Line(R) Target 25 Portfolio, First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio, and First Trust Technology Portfolio) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the First Defined Portfolio Fund, LLC as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 15, 2006

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2005 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Registrant uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF ADVISORY CONTRACT FOR THE FIRST DEFINED PORTFOLIO FUND, LLC

At a meeting held on September 12, 2005, the Trustees unanimously re-approved for the current year the Investment Advisory and Management Agreement (the "Agreement") between First Trust Advisors L.P. ("First Trust") and First Defined Portfolio Fund, LLC (the "Company") for each Fund other than The Dow(SM) Target Dividend Portfolio (for which the contract had been approved at a meeting in March 2005). The Board of Trustees determined that the Agreement continues to be in the best interests of the Company, each applicable Fund and the interest holders and that the compensation arrangement set forth in the Agreement is fair and reasonable in light of the nature, extent and quality of the services provided by First Trust and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

To reach this determination, the Trustees considered their duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Trustees in voting on such agreements. The Independent Trustees received advice from independent legal counsel. The Trustees also applied their business judgment to determine whether the arrangement between the Company and First Trust was a reasonable business arrangement from the Funds' perspective as well as from the perspective of interest holders. In reviewing such arrangement, the Board of Trustees considered factors such as the nature, quality and scope of services provided by First Trust under the Agreement, the investment performance of the Funds, the performance of the Funds in various asset allocation models, the fairness of the fees and expenses paid by the Funds, whether the fee levels reflect any economies of scale, and any profitability realized by First Trust under the Agreement.

The Trustees considered the services provided by First Trust, including the investment of each Fund's assets and the overall administration of each Fund. The Board also considered the experience and skills of the personnel primarily responsible for providing services to the Funds. In light of these considerations and their familiarity with First Trust, the Trustees concluded that the services provided by First Trust have been and are expected to remain satisfactory.

The Board considered both the long-term and short-term performance of each Fund. In their review of performance, the Board considered data compiled by Lipper, Inc. ("Lipper") comparing each Fund's performance to a group of similar funds. The Board reviewed the advisory fees charged by First Trust to separately managed accounts, and noted that First Trust indicated that the nature of the services provided to those accounts was not comparable to those provided to the Funds. The Board also considered the performance of each Fund as compared to its benchmark. The Board noted the disappointing short-term and longer-term performance of The Dow(SM) DART 10 Portfolio and the Nasdaq(R) Target 15 Portfolio, as compared to their respective peer groups, and noted that the one-year performance of The Dow(SM) DART 10 Portfolio compared favorably to its benchmark and that the Nasdaq(R) Target 15 Portfolio had outperformed its benchmark since inception of the Fund. The Board noted that the Funds' investment results were consistent with their

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2005 (UNAUDITED)

investment objectives and generally tracked that of their respective benchmarks. The Board noted that changes in the Funds' benchmarks and investment policies over the years affected the utility of comparisons with peer group and benchmark performance. After considering such information as deemed appropriate, the Board concluded that overall performance for the Funds was satisfactory.

The Trustees considered the fees and expenses of each Fund and noted that each Fund's annual advisory fee is 0.60% of average daily net assets. The Trustees were aided in their review of fees and expenses by data compiled by Lipper showing the fees and expenses paid by similar funds. The Trustees noted the higher total expense ratios for the Funds as compared to the total expense ratios of the funds included in the Lipper report. The Trustees considered that First Trust has agreed to waive fees and reimburse expenses of each Fund through December 31, 2007 in order to prevent total operating expenses (excluding extraordinary expenses and brokerage fees) from exceeding 1.47% of average daily net assets (1.37% for the First Trust 10 Uncommon Values Portfolio). The Board of Trustees noted that the expense waiver and reimbursement policy has resulted in First Trust waiving a significant portion of the advisory fees otherwise payable by the Funds. Based on the information provided, the Board concluded that the advisory fee, coupled with the fee waiver and expense reimbursement, was reasonable. The Trustees noted that First Trust has not identified any economies of scale that could be shared with interest holders.

Based on information provided by First Trust, the Trustees analyzed the profitability to First Trust of providing services to the Funds. The Board also considered information provided by Lipper on profitability of other investment management firms. The Board noted the inherently subjective nature of any allocation methodology (and noted that First Trust had provided profitability data based on two different methodologies), and noted that, based on the information provided, First Trust operated most of the Funds and the Company, in total, at a loss.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each applicable Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2005 (UNAUDITED)

                         BOARD OF TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers* of the Registrant is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.

                                                                                                NUMBER OF               OTHER
                                                                                                PORTFOLIOS          TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND       TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
POSITION(S) WITH THE REGISTRANT   LENGTH OF TIME SERVED         DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee      o  One year term        Physician; President,                24 portfolios           None
D.O.B. 04/51                      o  6 years served       Wheaton Orthopedics;
c/o First Trust Advisors L.P.                             Co-owner and Co-
1001 Warrenville Road                                     Director, Sports Med
Suite 300                                                 Center for Fitness;
Lisle, IL 60532                                           Limited Partner,
                                                          Gundersen Real Estate
                                                          Partnership

Thomas R. Kadlec, Trustee         o One year term         Vice President and Chief             24 portfolios            None
D.O.B. 11/57                      o 21 months served      Financial Officer (1990
c/o First Trust Advisors L.P.                             to present), ADM
1001 Warrenville Road                                     Investor Services, Inc.
Suite 300                                                 (Futures Commission
Lisle, IL 60532                                           Merchant); Registered
                                                          Representative (2000 to
                                                          present), Segerdahl &
                                                          Company, Inc., an
                                                          NASD member (Broker-
                                                          Dealer); President,
                                                          ADM Derivatives, Inc.
                                                          (May 2005 to present)

Niel B. Nielson, Trustee          o One year term         President, Covenant                  24 portfolios     Director of Good
D.O.B. 03/54                      o 6 years served        College (June 2002 to                                  News Publishers-
c/o First Trust Advisors L.P.                             present); Pastor, College                              Crossway Books;
1001 Warrenville Road                                     Church in Wheaton                                      Covenant Transport,
Suite 300                                                 (1997 to June 2002)                                    Inc.
Lisle, IL 60532

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee           o One year Trustee      President, First Trust               24 portfolios            None
President, Chairman of the          term and indefinite   Advisors L.P. and First
Board and CEO                       officer term          Trust Portfolios L.P.;
D.O.B. 09/55                      o 6 years served        Chairman of the Board,
1001 Warrenville Road                                     BondWave LLC and
Suite 300                                                 Stonebridge Advisors
Lisle, IL 60532                                           LLC

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2005 (UNAUDITED)

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                                NUMBER OF               OTHER
                                                                                                PORTFOLIOS          TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
POSITION(S) WITH THE REGISTRANT   LENGTH OF TIME SERVED         DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley, Treasurer,       o Indefinite term          Chief Financial Officer,               N/A                  N/A
Controller, Chief Financial       o 6 years served           Managing Director,
Officer, Chief Accounting                                    First Trust Advisors L.P.
Officer                                                      and First Trust
D.O.B. 11/57                                                 Portfolios L.P.; Chief
1001 Warrenville Road                                        Financial Officer,
Suite 300                                                    BondWave LLC and
Lisle, IL 60532                                              Stonebridge Advisors
                                                             LLC

Susan M. Brix                     o Indefinite term          Representative, First                  N/A                  N/A
Assistant Vice President          o 6 years served           Trust Portfolios L.P.;
D.O.B. 01/60                                                 Assistant Portfolio
1001 Warrenville Road                                        Manager, First Trust
Suite 300                                                    Advisors L.P.
Lisle, IL 60532

Robert F. Carey                   o Indefinite term          Senior Vice President,                 N/A                  N/A
Vice President                    o 6 years served           First Trust Advisors L.P.
D.O.B. 07/63                                                 and First Trust
1001 Warrenville Road                                        Portfolios L.P.
Suite 300
Lisle, IL 60532

James M. Dykas                    o Indefinite term          Vice President, First                  N/A                  N/A
Assistant Treasurer               o 1 month served           Trust Advisors L.P. and
D.O.B. 01/66                                                 First Trust Portfolios
1001 Warrenville Road                                        L.P. (January 2005 to
Suite 300                                                    present); Executive
Lisle, IL 60532                                              Director, Van Kampen
                                                             Asset Management and
                                                             Morgan Stanley
                                                             Investment Management
                                                             (1999-2005)

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2005 (UNAUDITED)

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                                NUMBER OF               OTHER
                                                                                                PORTFOLIOS          TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
POSITION(S) WITH THE REGISTRANT   LENGTH OF TIME SERVED         DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine, Secretary       o Indefinite term       General Counsel,                          N/A                   N/A
and Chief Compliance              o 6 years served        First Trust Advisors L.P.
Officer                                                   and First Trust
D.O.B. 05/60                                              Portfolios L.P.;
1001 Warrenville Road                                     Secretary, BondWave
Suite 300                                                 LLC and Stonebridge
Lisle, IL 60532                                           Advisors LLC

Daniel J. Lindquist               o Indefinite term       Senior Vice President,                    N/A                   N/A
Vice President                    o 1 month served        First Trust Advisors L.P.;
D.O.B. 02/70                                              Vice President, First
1001 Warrenville Road                                     Trust Portfolios L.P.
Suite 300                                                 (April 2004 to present);
Lisle, IL 60532                                           Chief Operating Officer,
                                                          Mina Capital
                                                          Management, LLC
                                                          (January 2004-April
                                                          2004); Chief Operating
                                                          Officer, Samaritan Asset
                                                          Management Services,
                                                          Inc. (April 2000-January
                                                          2004)

Kristi A. Maher                   o Indefinite term       Assistant General                         N/A                   N/A
Assistant Secretary               o 18 months served      Counsel, First Trust
D.O.B. 12/66                                              Advisors L.P. and First
1001 Warrenville Road                                     Trust Portfolios L.P.
Suite 300                                                 (March 2004 to
Lisle, IL 60532                                           present); Associate,
                                                          Chapman and Cutler
                                                          LLP (1995-2004)

Roger F. Testin                   o Indefinite term       Senior Vice President,                    N/A                   N/A
Vice President                    o 4 years served        First Trust Advisors L.P.
D.O.B. 06/66                                              and First Trust Portfolios
1001 Warrenville Road                                     L.P. (August 2001 to
Suite 300                                                 present); Analyst, Dolan
Lisle, IL 60532                                           Capital Management
                                                          (1998-2001)

----------
      * The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of Trustees has determined that Thomas R. Kadlec is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years ending December 31, 2005 and December 31, 2004, for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,015 and $115,000, respectively.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years ending December 31, 2005 and December 31, 2004, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years ending December 31, 2005 and December 31, 2004 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 and $0, respectively.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years ending December 31, 2005 and December 31, 2004 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.


         Pursuant to its charter, and its Audit and Non-Audit Services Pre-Approval Policy adopted December 12, 2005, the Audit Committee (the
"COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and shall report any such pre-approval to the full Committee.

         The Committee is also responsible for the approval of the independent auditor's engagements for non-audit services with the Fund's management (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Fund's management (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)      Not Applicable

                           (c)      Not Applicable

                           (d)      Not Applicable

         The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not Applicable

                           (c) Not Applicable

                           (d) Not Applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ending December 31, 2005 and 2004 of the registrant was $0 and $0, respectively.

     (h) Not Applicable. The registrant's independent auditors do not currently provide non-audit services to the registrant's investment adviser or any of entity controlling, controlled by, or under common control with the adviser that provide ongoing services to the registrant.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST DEFINED PORTFOLIO FUND, LLC
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  MARCH 7, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  MARCH 7, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date  MARCH 7, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.